UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10045

CALVERT IMPACT FUND, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2022

Date of Reporting Period

Item 1.	Reports to Stockholders

Calvert
Small-Cap Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2022
Calvert
Small-Cap Fund

Calvert
Small-Cap Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting October 1, 2021, was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and new fallout from another — Russia’s unprovoked invasion of Ukraine.
In the opening months of the period, stock investors as well as consumers appeared to be taking a “glass is half full” approach. Despite the appearance of a new and more contagious COVID-19 variant, the highest inflation readings in nearly four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final quarter of 2021. As consumers rushed to spend money saved during the early months of the pandemic, Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season.
But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs.
As the Fed’s outlook on inflation worsened from “transitory” to “persistent,” investors began to expect that the Fed would raise interest rates at every 2022 policy meeting and, in turn, worried that aggressive rate hikes could tip the U.S. economy into recession. At its June, July, and September meetings, the Fed hiked the federal funds rate 0.75% each time — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks — which had been star performers early in the pandemic — suffering some of the worst declines.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -13.40%; the S&P 500® Index, a broad measure of U.S. stocks, lost 15.47%; and the technology-laden Nasdaq Composite Index fell 26.25%.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert Small-Cap Fund (the Fund) returned -17.82% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 2000® Index (the Index), which returned -23.50%.
Security selections in the Fund contributed to performance relative to the Index during the period. Selections in the financials, health care, and consumer discretionary sectors were particularly beneficial. Sector allocations overall contributed modestly. An underweight exposure to the health care sector especially enhanced performance. The Fund’s underweight exposure to the energy sector detracted from relative returns. Security selections in the materials, industrials, and information technology sectors also weighed on performance relative to the Index during the period.
In the industrials sector, CBIZ, Inc. (CBIZ), a global consulting firm providing accounting, tax, insurance and advisory services, contributed to returns relative to the Index. CBIZ’s share price rose after the company reported strong second-quarter earnings and revenue, driven by growth in its property and casualty insurance and financial services businesses.
In the financials sector, Ryan Specialty Holdings, Inc. (Ryan), a wholesale insurance brokerage company, further contributed to relative performance during the period. Ryan’s share price rose after it reported strong margins stemming from robust growth in its excess and surplus insurance wholesale brokerage business.
The share price of Addus HomeCare Corp. (Addus), a provider of home health care services, was another contributor, rising on the strength of growth in underlying, secular demand for in-home health care services.
On the down side, AZEK Co., Inc. (AZEK), a manufacturer of composite decking and building materials in the industrials sector, detracted from returns relative to the Index. Excess customer inventory and investor concerns about decelerating demand for both new construction and home renovations weighed on AZEK’s share price during the period.
Also in the industrials sector, MillerKnoll, Inc. is an office and home office furnishings company. Its share price declined on investor concerns that inflation and elevated interest rates might weigh on demand for its products and narrow its profit margin.
In the consumer discretionary sector, optical retailer National Vision Holdings, Inc. (National Vision) also detracted from Fund performance relative to the Index during the period. National Vision's share price fell after management lowered its guidance for the 2022 fiscal year based on expectations that rising inflation might suppress demand for its products and labor constraints might limit the number of eye exams it could conduct.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Small-Cap Fund
September 30, 2022
Performance

Portfolio Manager(s) Michael D. McLean, CFA and J. Griffith Noble, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/01/2004	10/01/2004	(17.82)%	5.34%	9.63%
Class A with 5.25% Maximum Sales Charge	—	—	(22.15)	4.21	9.04
Class C at NAV	04/01/2005	10/01/2004	(18.42)	4.55	8.96
Class C with 1% Maximum Deferred Sales Charge	—	—	(19.18)	4.55	8.96
Class I at NAV	04/29/2005	10/01/2004	(17.61)	5.63	10.07
Class R6 at NAV	02/01/2019	10/01/2004	(17.56)	5.68	10.10

Russell 2000® Index	—	—	(23.50)%	3.55%	8.55%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	1.19%	1.94%	0.94%	0.86%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2012	$23,593	N.A.
Class I, at minimum investment	$1,000,000	09/30/2012	$2,612,803	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2012	$13,093,593	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Small-Cap Fund
September 30, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
CBIZ, Inc.	3.3%
Performance Food Group Co.	3.1
Commerce Bancshares, Inc.	2.6
Chemed Corp.	2.6
SouthState Corp.	2.6
Ryan Specialty Holdings, Inc.	2.4
Addus HomeCare Corp.	2.4
Dorman Products, Inc.	2.4
RLI Corp.	2.1
ONE Gas, Inc.	2.1
Total	25.6%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
Small-Cap Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
Small-Cap Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 809.60	$5.44	1.20%
Class C	$1,000.00	$ 806.50	$8.83	1.95%
Class I	$1,000.00	$ 810.60	$4.31	0.95%
Class R6	$1,000.00	$ 810.90	$3.90	0.86%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.05	$6.07	1.20%
Class C	$1,000.00	$1,015.29	$9.85	1.95%
Class I	$1,000.00	$1,020.31	$4.81	0.95%
Class R6	$1,000.00	$1,020.76	$4.36	0.86%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
6

Calvert
Small-Cap Fund
September 30, 2022
Schedule of Investments

Common Stocks — 98.7%

Security	Shares	Value
Aerospace & Defense — 3.1%
Hexcel Corp.	741,341	$ 38,342,157
Woodward, Inc.	444,662	35,688,572
		$ 74,030,729
Auto Components — 4.3%
Dana, Inc.	1,952,797	$ 22,320,470
Dorman Products, Inc.(1)	689,597	56,629,705
Visteon Corp.(1)	227,751	24,155,271
		$ 103,105,446
Automobiles — 0.9%
Harley-Davidson, Inc.	661,098	$ 23,059,098
		$ 23,059,098
Banks — 12.8%
Commerce Bancshares, Inc.	933,056	$ 61,730,985
Community Bank System, Inc.	680,261	40,870,081
CVB Financial Corp.	1,242,600	31,462,632
Glacier Bancorp, Inc.	594,276	29,196,780
Independent Bank Corp.	496,745	37,022,405
SouthState Corp.	777,054	61,480,512
Stock Yards Bancorp, Inc.	179,465	12,205,415
Wintrust Financial Corp.	428,940	34,980,057
		$ 308,948,867
Biotechnology — 1.1%
Neurocrine Biosciences, Inc.(1)	255,098	$ 27,093,959
		$ 27,093,959
Building Products — 5.9%
AAON, Inc.	808,747	$ 43,575,288
AZEK Co., Inc. (The)(1)	2,689,843	44,705,191
CSW Industrials, Inc.	331,686	39,735,983
Hayward Holdings, Inc.(1)(2)	1,650,362	14,638,711
		$ 142,655,173
Capital Markets — 2.1%
Cohen & Steers, Inc.	408,059	$ 25,556,735
Stifel Financial Corp.	473,897	24,599,993
		$ 50,156,728
Chemicals — 3.5%
Minerals Technologies, Inc.	956,885	$ 47,279,688
Security	Shares	Value
Chemicals (continued)
Quaker Chemical Corp.	258,936	$ 37,385,180
		$ 84,664,868
Commercial Services & Supplies — 0.2%
MillerKnoll, Inc.	351,364	$ 5,481,278
		$ 5,481,278
Containers & Packaging — 0.8%
AptarGroup, Inc.	205,381	$ 19,517,356
		$ 19,517,356
Diversified Consumer Services — 2.2%
Bright Horizons Family Solutions, Inc.(1)	218,647	$ 12,604,999
Terminix Global Holdings, Inc.(1)	1,065,871	40,812,201
		$ 53,417,200
Electronic Equipment, Instruments & Components — 1.6%
National Instruments Corp.	995,946	$ 37,587,002
		$ 37,587,002
Equity Real Estate Investment Trusts (REITs) — 6.3%
CubeSmart	999,099	$ 40,023,906
EastGroup Properties, Inc.	254,760	36,772,059
Essential Properties Realty Trust, Inc.	2,552,758	49,651,143
Rexford Industrial Realty, Inc.	478,606	24,887,512
		$ 151,334,620
Food & Staples Retailing — 3.5%
Chefs' Warehouse, Inc. (The)(1)	324,776	$ 9,408,761
Performance Food Group Co.(1)	1,750,549	75,186,079
		$ 84,594,840
Food Products — 1.0%
J&J Snack Foods Corp.	179,830	$ 23,282,590
		$ 23,282,590
Gas Utilities — 2.1%
ONE Gas, Inc.	711,095	$ 50,053,977
		$ 50,053,977
Health Care Equipment & Supplies — 5.8%
Envista Holdings Corp.(1)	1,275,519	$ 41,849,779
ICU Medical, Inc.(1)	169,307	25,497,634
Integra LifeSciences Holdings Corp.(1)	818,811	34,684,834
Neogen Corp.(1)	1,708,787	23,871,754

7
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Tandem Diabetes Care, Inc.(1)	271,091	$ 12,971,704
		$ 138,875,705
Health Care Providers & Services — 8.7%
Addus HomeCare Corp.(1)	596,733	$ 56,832,851
Agiliti, Inc.(1)(2)	2,422,309	34,663,242
Chemed Corp.	141,261	61,668,902
R1 RCM, Inc.(1)	1,133,199	20,998,178
US Physical Therapy, Inc.	455,718	34,643,682
		$ 208,806,855
Hotels, Restaurants & Leisure — 2.3%
Texas Roadhouse, Inc.	320,353	$ 27,954,003
Wyndham Hotels & Resorts, Inc.	452,770	27,777,439
		$ 55,731,442
Insurance — 6.5%
RLI Corp.	490,848	$ 50,253,018
Ryan Specialty Holdings, Inc.(1)	1,413,875	57,431,603
Selective Insurance Group, Inc.	606,805	49,393,927
		$ 157,078,548
Interactive Media & Services — 1.0%
CarGurus, Inc.(1)	1,718,646	$ 24,353,214
		$ 24,353,214
IT Services — 0.6%
Euronet Worldwide, Inc.(1)	206,115	$ 15,615,272
		$ 15,615,272
Leisure Products — 0.7%
Brunswick Corp.	242,231	$ 15,854,019
		$ 15,854,019
Machinery — 2.9%
Chart Industries, Inc.(1)(2)	171,654	$ 31,644,415
Middleby Corp. (The)(1)	298,243	38,225,805
		$ 69,870,220
Oil, Gas & Consumable Fuels — 0.9%
Archaea Energy, Inc.(1)(2)	1,173,322	$ 21,131,529
		$ 21,131,529
Professional Services — 3.3%
CBIZ, Inc.(1)	1,851,779	$ 79,219,106
		$ 79,219,106
Security	Shares	Value
Road & Rail — 1.9%
Landstar System, Inc.	318,388	$ 45,965,676
		$ 45,965,676
Semiconductors & Semiconductor Equipment — 0.6%
Ambarella, Inc.(1)	272,963	$ 15,335,061
		$ 15,335,061
Software — 7.4%
ACI Worldwide, Inc.(1)	310,809	$ 6,495,908
Altair Engineering, Inc., Class A(1)	1,012,627	44,778,366
Clearwater Analytics Holdings, Inc., Class A(1)(2)	1,353,643	22,727,666
Envestnet, Inc.(1)	821,520	36,475,488
nCino, Inc.(1)(2)	632,990	21,591,289
SPS Commerce, Inc.(1)	364,083	45,230,031
		$ 177,298,748
Specialty Retail — 1.3%
Five Below, Inc.(1)	116,706	$ 16,066,915
National Vision Holdings, Inc.(1)(2)	492,568	16,082,345
		$ 32,149,260
Trading Companies & Distributors — 3.4%
Core & Main, Inc., Class A(1)(2)	1,866,016	$ 42,433,204
Herc Holdings, Inc.	381,312	39,610,691
		$ 82,043,895
Total Common Stocks (identified cost $2,495,334,392)		$2,378,312,281

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(3)(4)	$2,520	$ 2,340,475
Total High Social Impact Investments (identified cost $2,520,000)		$ 2,340,475

8
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2022
Schedule of Investments — continued

Short-Term Investments — 0.8%
Affiliated Fund — 0.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(5)	1,117,065	$ 1,117,065
Total Affiliated Fund (identified cost $1,117,065)		$ 1,117,065
Securities Lending Collateral — 0.7%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(6)	16,817,946	$ 16,817,946
Total Securities Lending Collateral (identified cost $16,817,946)		$ 16,817,946
Total Short-Term Investments (identified cost $17,935,011)		$ 17,935,011
Total Investments — 99.6% (identified cost $2,515,789,403)		$2,398,587,767
Other Assets, Less Liabilities — 0.4%		$ 10,725,595
Net Assets — 100.0%		$2,409,313,362

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $93,192,669.
(3)	May be deemed to be an affiliated company (see Note 7).
(4)	Restricted security. Total market value of restricted securities amounts to $2,340,475, which represents 0.1% of the net assets of the Fund as of September 30, 2022.
(5)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(6)	Represents investment of cash collateral received in connection with securities lending.
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$2,520,000
9
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $2,512,152,338) - including $93,192,669 of securities on loan	$ 2,395,130,227
Investments in securities of affiliated issuers, at value (identified cost $3,637,065)	3,457,540
Cash	71
Receivable for investments sold	7,169,167
Receivable for capital shares sold	26,876,658
Dividends receivable	2,648,824
Dividends and interest receivable - affiliated	112,522
Securities lending income receivable	8,608
Directors' deferred compensation plan	252,457
Total assets	$2,435,656,074
Liabilities
Payable for investments purchased	$ 2,598,360
Payable for capital shares redeemed	4,233,989
Deposits for securities loaned	16,817,946
Payable to affiliates:
Investment advisory fee	1,437,430
Administrative fee	254,700
Distribution and service fees	76,384
Sub-transfer agency fee	16,337
Directors' deferred compensation plan	252,457
Accrued expenses	655,109
Total liabilities	$ 26,342,712
Net Assets	$2,409,313,362
Sources of Net Assets
Paid-in capital	$ 2,500,722,587
Accumulated loss	(91,409,225)
Net Assets	$2,409,313,362
Class A Shares
Net Assets	$ 241,335,414
Shares Outstanding	9,520,956
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 25.35
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 26.75
Class C Shares
Net Assets	$ 26,452,336
Shares Outstanding	1,261,593
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 20.97
Class I Shares
Net Assets	$ 1,858,333,814
Shares Outstanding	67,017,558
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 27.73
10
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class R6 Shares
Net Assets	$ 283,191,798
Shares Outstanding	10,203,534
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 27.75

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
11
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income	$ 30,573,300
Dividend income - affiliated issuers	200,638
Interest income - affiliated issuers	37,800
Securities lending income, net	39,661
Total investment income	$ 30,851,399
Expenses
Investment advisory fee	$ 19,557,598
Administrative fee	3,451,341
Distribution and service fees:
Class A	714,814
Class C	314,320
Directors' fees and expenses	128,833
Custodian fees	47,838
Transfer agency fees and expenses	2,448,270
Accounting fees	514,212
Professional fees	62,609
Registration fees	180,918
Reports to shareholders	257,470
Miscellaneous	98,806
Total expenses	$ 27,777,029
Waiver and/or reimbursement of expenses by affiliate	$ (17,193)
Net expenses	$ 27,759,836
Net investment income	$ 3,091,563
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 51,026,637
Investment securities - affiliated issuers	5,390
Net realized gain	$ 51,032,027
Change in unrealized appreciation (depreciation):
Investment securities	$ (589,561,943)
Investment securities - affiliated issuers	(140,625)
Net change in unrealized appreciation (depreciation)	$(589,702,568)
Net realized and unrealized loss	$(538,670,541)
Net decrease in net assets from operations	$(535,578,978)
12
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$ 3,091,563	$ (136,027)
Net realized gain	51,032,027	238,413,599
Net change in unrealized appreciation (depreciation)	(589,702,568)	379,999,418
Net increase (decrease) in net assets from operations	$ (535,578,978)	$ 618,276,990
Distributions to shareholders:
Class A	$ (21,285,960)	$ —
Class C	(2,622,244)	—
Class I	(169,776,999)	(2,198,171)
Class R6	(6,322,583)	(92,105)
Total distributions to shareholders	$ (200,007,786)	$ (2,290,276)
Capital share transactions:
Class A	$ 26,725,533	$ 29,601,756
Class C	2,508,514	8,858,899
Class I	47,837,245	670,027,418
Class R6	263,403,378	22,140,747
Net increase in net assets from capital share transactions	$ 340,474,670	$ 730,628,820
Net increase (decrease) in net assets	$ (395,112,094)	$1,346,615,534
Net Assets
At beginning of year	$ 2,804,425,456	$ 1,457,809,922
At end of year	$2,409,313,362	$2,804,425,456
13
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 33.14	$ 23.94	$ 25.35	$ 26.61	$ 25.70
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.04)	$ (0.07)	$ (0.01)	$ 0.02	$ (0.04)
Net realized and unrealized gain (loss)	(5.34)	9.27	(1.08)	(0.04) (2)	4.34
Total income (loss) from operations	$ (5.38)	$ 9.20	$ (1.09)	$ (0.02)	$ 4.30
Less Distributions
From net investment income	$ —	$ —	$ —	$ —	$ —(3)
From net realized gain	(2.41)	—	(0.32)	(1.24)	(3.39)
Total distributions	$ (2.41)	$ —	$ (0.32)	$ (1.24)	$ (3.39)
Net asset value — End of year	$ 25.35	$ 33.14	$ 23.94	$ 25.35	$ 26.61
Total Return(4)	(17.82)%	38.43%	(4.38)%	0.61%	18.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$241,335	$288,922	$185,777	$172,277	$158,921
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.19%	1.19%	1.22%	1.25%	1.28%
Net expenses	1.19% (6)	1.19%	1.21%	1.23%	1.28%
Net investment income (loss)	(0.12)%	(0.21)%	(0.03)%	0.07%	(0.17)%
Portfolio Turnover	42%	53%	44%	45%	51%

(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Amount is less than $0.005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
14
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2022
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 27.84	$ 20.27	$ 21.63	$ 22.90	$ 22.58
Income (Loss) From Operations
Net investment loss(1)	$ (0.22)	$ (0.26)	$ (0.16)	$ (0.14)	$ (0.20)
Net realized and unrealized gain (loss)	(4.41)	7.83	(0.92)	(0.04) (2)	3.77
Total income (loss) from operations	$ (4.63)	$ 7.57	$ (1.08)	$ (0.18)	$ 3.57
Less Distributions
From net realized gain	$ (2.24)	$ —	$ (0.28)	$ (1.09)	$ (3.25)
Total distributions	$ (2.24)	$ —	$ (0.28)	$ (1.09)	$ (3.25)
Net asset value — End of year	$ 20.97	$ 27.84	$ 20.27	$ 21.63	$ 22.90
Total Return(3)	(18.42)%	37.35%	(5.10)%	(0.12)%	17.66%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$26,452	$32,596	$16,992	$14,775	$18,945
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.94%	1.94%	1.97%	2.01%	2.03%
Net expenses	1.94% (5)	1.94%	1.96%	1.99%	2.03%
Net investment loss	(0.87)%	(0.97)%	(0.78)%	(0.68)%	(0.91)%
Portfolio Turnover	42%	53%	44%	45%	51%

(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
15
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 36.02	$ 26.00	$ 27.49	$ 28.73	$ 27.51
Income (Loss) From Operations
Net investment income(1)	$ 0.04	$ 0.01	$ 0.06	$ 0.09	$ 0.05
Net realized and unrealized gain (loss)	(5.85)	10.05	(1.17)	(0.02) (2)	4.67
Total income (loss) from operations	$ (5.81)	$ 10.06	$ (1.11)	$ 0.07	$ 4.72
Less Distributions
From net investment income	$ (0.03)	$ (0.04)	$ (0.05)	$ (0.06)	$ (0.08)
From net realized gain	(2.45)	—	(0.33)	(1.25)	(3.42)
Total distributions	$ (2.48)	$ (0.04)	$ (0.38)	$ (1.31)	$ (3.50)
Net asset value — End of year	$ 27.73	$ 36.02	$ 26.00	$ 27.49	$ 28.73
Total Return(3)	(17.61)%	38.73%	(4.12)%	0.92%	18.92%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,858,334	$2,398,219	$1,211,029	$461,237	$257,089
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.94%	0.94%	0.97%	1.00%	1.04%
Net expenses	0.94% (5)	0.94%	0.96%	0.95%	0.92%
Net investment income	0.13%	0.03%	0.22%	0.34%	0.19%
Portfolio Turnover	42%	53%	44%	45%	51%

(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
16
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2022
Financial Highlights — continued

	Class R6
	Year Ended September 30,			Period Ended September 30,
	2022	2021	2020	2019 (1)
Net asset value — Beginning of period	$ 36.05	$ 26.01	$ 27.50	$ 24.93
Income (Loss) From Operations
Net investment income(2)	$ 0.08	$ 0.04	$ 0.07	$ 0.07
Net realized and unrealized gain (loss)	(5.87)	10.05	(1.16)	2.50
Total income (loss) from operations	$ (5.79)	$ 10.09	$ (1.09)	$ 2.57
Less Distributions
From net investment income	$ (0.06)	$ (0.05)	$ (0.07)	$ —
From net realized gain	(2.45)	—	(0.33)	—
Total distributions	$ (2.51)	$ (0.05)	$ (0.40)	$ —
Net asset value — End of period	$ 27.75	$ 36.05	$ 26.01	$ 27.50
Total Return(3)	(17.56)%	38.83%	(4.07)%	10.31% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$283,192	$84,689	$44,012	$34,782
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.85%	0.86%	0.91%	0.93% (6)
Net expenses	0.85% (7)	0.86%	0.90%	0.90% (6)
Net investment income	0.26%	0.11%	0.28%	0.37% (6)
Portfolio Turnover	42%	53%	44%	45% (8)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(8)	For the year ended September 30, 2019.
17
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Small-Cap Fund (the Fund) is a diversified series of Calvert Impact Fund, Inc. (the Corporation). The Corporation is a Maryland business corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide long-term capital appreciation through investment primarily in small-cap common stocks of U.S. companies.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% (0.80% prior to April 29, 2022) may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
18

Calvert
Small-Cap Fund
September 30, 2022
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,378,312,281(1)	$ —	$ —	$ 2,378,312,281
High Social Impact Investments	—	2,340,475	—	2,340,475
Short-Term Investments:
Affiliated Fund	1,117,065	—	—	1,117,065
Securities Lending Collateral	16,817,946	—	—	16,817,946
Total Investments	$2,396,247,292	$2,340,475	$ —	$2,398,587,767

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.68% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2022, the investment advisory fee amounted to $19,557,598.
19

Calvert
Small-Cap Fund
September 30, 2022
Notes to Financial Statements — continued

Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $17,193 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.21%, 1.96%, 0.96% and 0.90% for Class A, Class C, Class I and Class R6, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, no expenses were waived or reimbursed by CRM.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $3,451,341.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $714,814 and $314,320 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $58,940 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2022. The Fund was also informed that EVD received $1,147 and $3,833 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2022 in the amount of $7,403.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $87,989 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,348,100,436 and $1,184,022,766, respectively.
20

Calvert
Small-Cap Fund
September 30, 2022
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$ 91,739,873	$2,290,276
Long-term capital gains	$108,267,913	$ —
During the year ended September 30, 2022, accumulated loss was increased by $11,341,487 and paid-in capital was increased by $11,341,487 primarily due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 33,996,246
Net unrealized depreciation	(125,405,471)
Accumulated loss	$ (91,409,225)
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,523,993,238
Gross unrealized appreciation	$ 185,676,325
Gross unrealized depreciation	(311,081,796)
Net unrealized depreciation	$ (125,405,471)
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan was $93,192,669 and the total value of collateral received was $96,899,802, comprised of cash of $16,817,946 and U.S. government and/or agencies securities of $80,081,856.
21

Calvert
Small-Cap Fund
September 30, 2022
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$16,817,946	$ —	$ —	$ —	$16,817,946
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2022. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
7  Affiliated Companies and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
At September 30, 2022, the value of the Fund’s investment in the Notes and affiliated funds was $3,457,540, which represents 0.1% of the Fund’s net assets. Transactions in the Notes and affiliated funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares/Units, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	$ 2,476,732	$ —	$ —	$ —	$ (136,257)	$ 2,340,475	$ 37,800	$2,520,000
Short-Term Investments
Cash Reserves Fund	43,689,895	589,096,691	(632,787,608)	5,390	(4,368)	—	16,226	—
Liquidity Fund	—	354,034,164	(352,917,099)	—	—	1,117,065	184,412	1,117,065
Total				$5,390	$(140,625)	$3,457,540	$238,438

(1)	Restricted security.
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
22

Calvert
Small-Cap Fund
September 30, 2022
Notes to Financial Statements — continued

Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,832,019	$ 56,461,753	2,511,035	$ 77,975,808
Reinvestment of distributions	619,975	20,093,380	—	—
Shares redeemed	(1,675,490)	(50,651,159)	(1,588,951)	(49,469,166)
Converted from Class C	25,475	821,559	38,198	1,095,114
Net increase	801,979	$ 26,725,533	960,282	$ 29,601,756
Class C
Shares sold	252,638	$ 6,422,080	525,736	$ 13,902,600
Reinvestment of distributions	83,591	2,255,294	—	—
Shares redeemed	(214,851)	(5,347,301)	(148,104)	(3,948,587)
Converted to Class A	(30,512)	(821,559)	(45,209)	(1,095,114)
Net increase	90,866	$ 2,508,514	332,423	$ 8,858,899
Class I
Shares sold	29,458,847	$ 973,920,528	35,089,756	$1,189,109,366
Reinvestment of distributions	4,002,933	141,663,794	60,642	1,893,863
Shares redeemed	(33,018,459)	(1,067,747,077)	(15,153,155)	(520,975,811)
Net increase	443,321	$ 47,837,245	19,997,243	$ 670,027,418
Class R6
Shares sold	9,689,995	$ 323,085,253	1,071,248	$ 36,569,790
Reinvestment of distributions	139,405	4,933,560	2,905	90,728
Shares redeemed	(1,974,898)	(64,615,435)	(417,221)	(14,519,771)
Net increase	7,854,502	$ 263,403,378	656,932	$ 22,140,747
9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
23

Calvert
Small-Cap Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Small-Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Small-Cap Fund (the “Fund”) (one of the funds constituting Calvert Impact Fund, Inc.), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years or periods ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
24

Calvert
Small-Cap Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Fund designates approximately $22,984,912, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 18.74% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2022, $52,741,137 or, if subsequently determined to be different, the net capital gain of such year.
25

Calvert
Small-Cap Fund
September 30, 2022
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.  The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser.  The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates.  Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds.  Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
26

Calvert
Small-Cap Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings.  During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements.  In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Small-Cap Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders.  Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure.  The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports.  The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources.  The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing.  The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser.  The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies.  The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index.  The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021.  This performance data indicated that the Fund had underperformed the median of the Fund’s peer universe for the one-year period ended December 31, 2021, while it had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2021.  This performance data also indicated that the Fund had outperformed its benchmark index for the one- and five-year periods ended December 31, 2021, while it was at median of the Fund’s benchmark index for the three-year period ended December 31, 2021.  Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group.  Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each above the respective median of the Fund’s expense group.  The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund.  Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
27

Calvert
Small-Cap Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate.  In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation.  The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund.  Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time.  The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
28

Calvert
Small-Cap Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
29

Calvert
Small-Cap Fund
September 30, 2022
Management and Organization

Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2005	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2000	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
30

Calvert
Small-Cap Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
31

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

32

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
33

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24197     9.30.22

Calvert
Global Energy Solutions Fund
Global Water Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund and the other funds it manages. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2022
Calvert
Global Energy Solutions Fund
Global Water Fund

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting October 1, 2021 was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and new fallout from another — Russia’s unprovoked invasion of Ukraine.
In the opening months of the period, stock investors, as well as consumers, appeared to be taking a “glass is half full” approach. Despite the appearance of a new and more contagious COVID-19 variant, the highest inflation readings in nearly four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final quarter of 2021.
In both the U.S. and Europe, consumers rushed to spend money saved during the early months of the pandemic. Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season. But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative around the globe. In February, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs.
As the Fed’s outlook on inflation worsened from “transitory” to “persistent,” central banks around the world — including the Bank of England and the European Central Bank — initiated their first interest rate hikes in years. In Europe, looming energy shortages caused by Russia’s invasion of Ukraine pushed inflation rates higher and stock prices lower during the period.
Investors began to expect that the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the U.S. economy into recession. At its June, July, and September 2022 meetings, the Fed hiked the federal funds rate 0.75% each time — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks — which had been star performers early in the pandemic — suffering some of the worst declines.
Meanwhile in the world’s second-largest economy, China’s zero-COVID policy and problems within its real estate sector severely restricted economic output. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major indexes, declining 32.61% during the period.
Major equity indexes elsewhere also suffered significant losses. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -20.66%; the S&P 500® Index, a broad measure of U.S. stocks, lost 15.47%; and the technology-laden Nasdaq Composite Index fell 26.25%. The MSCI EAFE Index of developed-market international equities returned -25.13%, while the MSCI Emerging Markets Index returned -28.11% during the period.
Fund Performance - Calvert Global Energy Solutions Fund
For the 12-month period ended September 30, 2022, Calvert Global Energy Solutions Fund (the Fund) returned -22.71% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the MSCI ACWI Index (the Index), which returned -20.66%; and underperformed its secondary benchmark, the Calvert Global Energy Research Index (the Calvert Energy Index), which returned -21.63% during the period.
The Fund’s underperformance relative to the Calvert Energy Index was the result of Fund expenses and fees, which the Calvert Energy Index does not incur.
The Fund invests in five categories of companies significantly involved in the following energy-related business activities (each as defined in the Fund’s prospectus): renewable energy producers/distributors, energy technology providers, energy efficiency providers, energy use leaders, and energy innovators.
The Fund’s security selections in energy efficiency providers, energy innovators, and energy use leaders detracted from returns relative to the Index during the period. The Fund’s overweight exposure to international stocks also detracted from returns relative to the Index, as the U.S. market outperformed overseas markets during the period. In particular, an overweight exposure to Europe weighed on Index-relative performance.
The Fund’s overweight allocations to the renewable energy producers/distributors and energy technology providers categories contributed to returns relative to the Index during the period.
XP Power Ltd. (XP Power), a manufacturer of power supplies and converters based in Singapore, was a leading detractor from Index-relative returns during the period. XP Power’s share price fell as the business faced supply-chain constraints and cost pressures from rising inflation.
The Fund’s lack of exposure to several large-cap U.S. companies within the Index that either did not have energy-related business activities or did not meet The Calvert Principles for Responsible Investment also detracted from Index-relative returns during the period. These companies included Apple, Inc., UnitedHealth Group, Inc., and Exxon Mobil Corp.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Management's Discussion of Fund Performance† — continued

Ormat Technologies, Inc., a Nevada-based provider of geothermal energy, was among the strongest contributors to performance relative to the Index in the renewable energy producers/distributors category during the period. Also in this category was Energy Absolute Public Co. Ltd., a biodiesel producer based in Thailand, which further contributed to Index-relative returns.
Two additional contributors to Index-relative performance ― Enphase Energy, Inc., a manufacturer of microinverter systems for the solar photovoltaic industry; and First Solar, Inc., a producer of solar photovoltaic power systems and solar modules, were in the energy technology providers category. The U.S.-based companies benefited from a two-year tariff waiver on solar panels established by President Joe Biden. Growing demand for solar, augmented by the American administration’s goal that half of U.S. electricity come from solar power by 2050, also drove strong performances for each company relative to the Index during the period.
Fund Performance - Calvert Global Water Fund
For the 12-month period ended September 30, 2022, Calvert Global Water Fund (the Fund) returned -22.62% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the MSCI ACWI Index (the Index), which returned -20.66%; and underperformed its secondary benchmark, the Calvert Global Water Research Index (the Calvert Water Index), which returned -21.82% during the period.
The Fund’s underperformance relative to the Calvert Water Index was the result of Fund expenses and fees, which the Calvert Water Index does not incur.
The Fund invests in five categories of companies significantly involved in the following water-related business activities (each as defined in the Fund’s prospectus): water utilities, water infrastructure providers, water technology providers, water use leaders, and water innovators.
Certain allocations detracted from returns relative to the Index during the period. In particular, allocations to water innovators weighed on relative Index returns. Fund holdings in this category based in the U.S., South Korea, and France especially detracted from returns relative to the Index.
The Fund’s lack of exposure to companies within the Index that either did not have water-related business activities or did not meet The Calvert Principles for Responsible Investment, also detracted from performance relative to the Index during the period. These businesses included Apple, Inc., UnitedHealth Group, Inc., Exxon Mobil Corp., Chevron Corp., and Tesla, Inc.
The Fund’s overweight exposure to Europe, especially to the U.K., further detracted from performance relative to the Index during the period.
The Fund’s overweight exposure to water use leaders and water utilities contributed to performance relative to the Index during the period. The share prices of Nutrien Ltd., a Canadian fertilizer company in the water use leaders category; and Cia de Saneamento Basico do Estado de Sao Paulo ADR, a water and sewage service provider in the water utilities category, both rose approximately 29% during the period.
Security selections in U.S. water infrastructure companies also enhanced Index-relative performance. These included Mueller Industries, Inc. and Advanced Drainage Systems, Inc., which were not held in the Index. Valmont Industries, Inc., also in this category, further contributed to Fund returns relative to the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Global Energy Solutions Fund
September 30, 2022
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/31/2007	05/31/2007	(22.71)%	7.43%	7.34%
Class A with 5.25% Maximum Sales Charge	—	—	(26.77)	6.28	6.75
Class C at NAV	07/31/2007	05/31/2007	(23.30)	6.64	6.61
Class C with 1% Maximum Deferred Sales Charge	—	—	(24.07)	6.64	6.61
Class I at NAV	05/31/2007	05/31/2007	(22.52)	7.72	7.71

MSCI ACWI Index	—	—	(20.66)%	4.44%	7.28%
Calvert Global Energy Research Spliced Benchmark	—	—	(21.63)	8.85	11.72
Calvert Global Energy Research Index	—	—	(21.63)	8.85	—
Alerian Global Alternative Energy Index	—	—	(16.84)	19.92	16.82

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.42%	2.17%	1.17%
Net	1.24	1.99	0.99
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2012	$18,980	N.A.
Class I, at minimum investment	$1,000,000	09/30/2012	$2,103,029	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Global Energy Solutions Fund
September 30, 2022
Fund Profile

Sector Allocation (% of net assets)1

Top 10 Holdings (% of net assets)[1]
Enphase Energy, Inc.	1.3%
First Solar, Inc.	1.2
ON Semiconductor Corp.	1.2
Livent Corp.	1.0
SolarEdge Technologies, Inc.	1.0
Umicore S.A.	1.0
Siemens Gamesa Renewable Energy S.A.	1.0
LG Chem, Ltd.	1.0
Arcosa, Inc.	1.0
Power Integrations, Inc.	0.9
Total	10.6%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
Global Water Fund
September 30, 2022
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2008	09/30/2008	(22.62)%	2.92%	5.72%
Class A with 5.25% Maximum Sales Charge	—	—	(26.70)	1.82	5.14
Class C at NAV	09/30/2008	09/30/2008	(23.20)	2.15	5.08
Class C with 1% Maximum Deferred Sales Charge	—	—	(23.97)	2.15	5.08
Class I at NAV	01/31/2014	09/30/2008	(22.44)	3.21	6.05

MSCI ACWI Index	—	—	(20.66)%	4.44%	7.28%
Calvert Global Water Research Spliced Benchmark	—	—	(21.82)	4.28	8.54
Calvert Global Water Research Index	—	—	(21.82)	4.28	—
S-Network Global Water Index	—	—	(24.46)	2.49	7.52

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.29%	2.04%	1.04%
Net	1.24	1.99	0.99
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2012	$16,417	N.A.
Class I, at minimum investment	$1,000,000	09/30/2012	$1,799,960	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
6

Calvert
Global Water Fund
September 30, 2022
Fund Profile

Sector Allocation (% of net assets)1

Top 10 Holdings (% of net assets)[1]
IDEX Corp.	2.1%
Ecolab, Inc.	2.1
Xylem, Inc.	2.1
Tetra Tech, Inc.	1.9
Pentair PLC	1.8
Evoqua Water Technologies Corp.	1.7
Badger Meter, Inc.	1.7
Watts Water Technologies, Inc., Class A	1.7
Kurita Water Industries, Ltd.	1.7
Zurn Elkay Water Solutions Corp.	1.6
Total	18.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
7

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
The Calvert Global Energy Research Spliced Benchmark is comprised of the Alerian Global Alternative Energy Index prior to October 4, 2016 and the Calvert Global Energy Research Index thereafter. The Calvert Global Energy Research Index includes companies that manage energy use in a sustainable manner or that are actively engaged in facilitating the transition to a more sustainable economy through the reduction of greenhouse gas emissions and the expanded use of renewable energy sources. The Calvert Global Energy Research Index incepted on July 15, 2016; accordingly, the ten year return is not available. The Alerian Global Alternative Energy Index measures the performance of stocks engaged in the field of alternative energy including solar, bioenergy, wind, hydro, and geothermal power sources.
The Calvert Global Water Research Spliced Benchmark is comprised of the S-Network Global Water Index prior to April 11, 2016 and the Calvert Global Water Research Index thereafter. The Calvert Global Water Research Index includes stocks of companies that manage water use in a sustainable manner or that are actively engaged in expanding access to water, improving water quality, promoting the efficient use of water, or providing solutions that address other global water challenges. The Calvert Global Water Research Index incepted on February 5, 2016; accordingly, the ten year return is not available. The S-Network Global Water Index measures the performance of stocks involved in water infrastructure, including utilities, and water technology development.
Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
For the Calvert Global Water Fund, performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I for the Calvert Global Water Fund is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective October 4, 2016, the Calvert Global Energy Solutions Fund changed its investment objective and principal investment strategies to track the Calvert Global Energy Research Index and implement the Calvert Principles for Responsible Investment. Prior to October 4, 2016, the Fund employed an active management strategy. Performance prior to October 4, 2016 reflects the Fund’s performance under its former investment objective and policies. In connection with such changes, the Fund changed its secondary benchmark from Alerian Global Alternative Energy Index to Calvert Global Energy Research Index.

8

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Endnotes and Additional Disclosures — continued

Effective April 11, 2016, the Calvert Global Water Fund changed its investment objective and principal investment strategies to track the Calvert Global Water Research Index and implement the Calvert Principles for Responsible Investment. Prior to April 11, 2016, the Fund employed an active management strategy. Performance prior to April 11, 2016 reflects the Fund’s performance under its former investment objective and policies. In connection with such changes, the Fund changed its secondary benchmark from S-Network Global Water Index to Calvert Global Water Research Index.
Calvert Research and Management became the investment adviser to each Fund on December 31, 2016. Performance reflected prior to such date is that of each Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.
9

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Calvert Global Energy Solutions Fund

	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 792.60	$ 5.57**	1.24%
Class C	$1,000.00	$ 789.50	$ 8.93**	1.99%
Class I	$1,000.00	$ 793.50	$ 4.45**	0.99%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.85	$ 6.28**	1.24%
Class C	$1,000.00	$1,015.09	$10.05 **	1.99%
Class I	$1,000.00	$1,020.10	$ 5.01**	0.99%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
10

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Fund Expenses — continued

Calvert Global Water Fund

	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 796.30	$ 5.58**	1.24%
Class C	$1,000.00	$ 793.20	$ 8.95**	1.99%
Class I	$1,000.00	$ 797.30	$ 4.46**	0.99%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.85	$ 6.28**	1.24%
Class C	$1,000.00	$1,015.09	$10.05 **	1.99%
Class I	$1,000.00	$1,020.10	$ 5.01**	0.99%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
11

Calvert
Global Energy Solutions Fund
September 30, 2022
Schedule of Investments

Common Stocks — 99.4%

Security	Shares	Value
Austria — 0.8%
Verbund AG	13,943	$ 1,190,417
		$ 1,190,417
Belgium — 1.0%
Umicore S.A.	54,239	$ 1,592,310
		$ 1,592,310
Brazil — 0.5%
Sao Martinho S.A.	170,052	$ 804,495
		$ 804,495
Canada — 5.3%
Algonquin Power & Utilities Corp.(1)	100,949	$ 1,102,776
Boralex, Inc., Class A	33,175	1,053,598
Brookfield Renewable Partners L.P.	38,069	1,191,560
Canadian Solar, Inc.(2)	33,805	1,259,236
Innergex Renewable Energy, Inc.	77,728	978,528
NFI Group, Inc.(1)	71,248	626,163
Northland Power, Inc.	39,727	1,163,324
TransAlta Renewables, Inc.	83,201	880,587
		$ 8,255,772
China — 4.4%
BYD Co., Ltd., Class H	36,000	$ 886,880
China Everbright Environment Group, Ltd.	2,290,037	948,025
NIO, Inc. ADR(2)	55,425	874,052
Xinyi Energy Holdings, Ltd.	2,462,000	755,842
Xinyi Solar Holdings, Ltd.	1,250,000	1,312,669
XPENG, Inc. ADR(1)(2)	54,151	647,105
Yadea Group Holdings, Ltd.(3)	436,000	696,848
Zhuzhou CRRC Times Electric Co., Ltd.	173,600	726,652
		$ 6,848,073
Denmark — 2.5%
Novozymes A/S, Class B	17,648	$ 886,849
Orsted A/S(3)	15,214	1,212,567
ROCKWOOL International A/S, Class B	4,184	659,974
Vestas Wind Systems A/S	61,761	1,137,197
		$ 3,896,587
Finland — 0.6%
Neste Oyj	20,150	$ 878,328
		$ 878,328
France — 4.8%
Alstom S.A.	48,347	$ 782,049
Security	Shares	Value
France (continued)
Cie de Saint-Gobain	26,348	$ 942,088
Danone S.A.	18,931	895,158
Engie S.A.	83,743	963,873
Legrand S.A.	14,673	948,742
Neoen S.A.(3)	27,925	930,619
Nexans S.A.	10,910	971,187
Schneider Electric SE	10,040	1,134,026
		$ 7,567,742
Germany — 8.6%
Bayerische Motoren Werke AG	13,529	$ 916,962
Daimler Truck Holding AG(2)	38,943	880,402
Deutsche Post AG	27,312	823,174
Encavis AG	56,802	1,015,217
Evonik Industries AG	47,706	798,962
Infineon Technologies AG	45,958	1,005,746
Mercedes-Benz Group AG	17,711	895,593
Nordex SE(2)	147,484	1,162,119
SGL Carbon SE(1)(2)	146,155	847,025
Siemens AG	11,977	1,170,666
Siemens Energy AG	90,151	992,631
SMA Solar Technology AG(2)	24,693	1,145,185
VERBIO Vereinigte BioEnergie AG	16,916	998,165
Vitesco Technologies Group AG(2)	15,173	737,665
		$ 13,389,512
Greece — 0.6%
Terna Energy S.A.	58,493	$ 945,752
		$ 945,752
Ireland — 1.0%
CRH PLC	27,015	$ 866,552
Kingspan Group PLC	17,259	777,596
		$ 1,644,148
Italy — 2.3%
Enel SpA	211,677	$ 868,135
ERG SpA	35,771	984,688
Snam SpA	209,880	848,320
Terna - Rete Elettrica Nazionale	140,001	852,680
		$ 3,553,823
Japan — 6.1%
Azbil Corp.	30,300	$ 789,834
Daikin Industries, Ltd.	6,500	1,000,148
Fuji Electric Co., Ltd.	38,900	1,425,719
GS Yuasa Corp.	54,400	848,873
Hitachi Metals, Ltd.(2)	61,300	922,242

12
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Meidensha Corp.	83,800	$ 1,145,428
Mitsubishi Electric Corp.	103,800	939,187
Nidec Corp.	15,100	845,239
West Holdings Corp.	31,100	888,811
Yokogawa Electric Corp.	51,600	812,914
		$ 9,618,395
Netherlands — 1.3%
Alfen Beheer B.V.(2)(3)	13,588	$ 1,244,345
Signify NV(3)	31,067	799,583
		$ 2,043,928
New Zealand — 2.1%
Infratil, Ltd.	226,282	$ 1,094,838
Mercury NZ, Ltd.	336,385	1,070,872
Meridian Energy, Ltd.	407,207	1,092,660
		$ 3,258,370
Norway — 1.0%
Norsk Hydro ASA	144,821	$ 777,098
Scatec ASA(3)	104,937	717,645
		$ 1,494,743
Singapore — 1.1%
City Developments, Ltd.	173,800	$ 915,948
XP Power, Ltd.	43,918	816,607
		$ 1,732,555
South Korea — 2.2%
LG Chem, Ltd.	4,249	$ 1,568,881
LG Display Co., Ltd.	133,222	1,104,062
SK IE Technology Co., Ltd.(2)(3)	22,945	828,842
		$ 3,501,785
Spain — 5.2%
Acciona S.A.	6,546	$ 1,150,499
Atlantica Sustainable Infrastructure PLC	34,950	919,185
EDP Renovaveis S.A.	54,458	1,120,210
Ence Energia y Celulosa S.A.	264,632	787,834
Iberdrola S.A.	98,120	914,889
Red Electrica Corp. S.A.	54,513	836,534
Siemens Gamesa Renewable Energy S.A.(2)	91,016	1,586,855
Solaria Energia y Medio Ambiente S.A.(2)	53,094	835,081
		$ 8,151,087
Sweden — 2.1%
AddTech AB, Class B	62,360	$ 819,202
Fabege AB	112,430	763,692
Security	Shares	Value
Sweden (continued)
Munters Group AB(3)	103,140	$ 721,482
Nibe Industrier AB, Class B	110,453	985,265
		$ 3,289,641
Switzerland — 1.1%
ABB, Ltd.	42,058	$ 1,085,913
Landis+Gyr Group AG	13,188	717,395
		$ 1,803,308
Taiwan — 4.3%
Chroma ATE, Inc.	161,000	$ 905,841
Delta Electronics, Inc.	123,000	977,004
Everlight Electronics Co., Ltd.	526,000	575,286
OptoTech Corp.	509,200	534,854
Simplo Technology Co., Ltd.	154,000	1,274,175
Sino-American Silicon Products, Inc.	283,000	1,156,044
Voltronic Power Technology Corp.	29,000	1,275,435
		$ 6,698,639
Thailand — 1.3%
BCPG PCL, Foreign Shares	3,471,037	$ 842,704
Energy Absolute PCL NVDR	544,200	1,268,283
		$ 2,110,987
United Kingdom — 4.1%
Croda International PLC	12,771	$ 912,156
easyJet PLC(2)	238,756	779,030
Johnson Matthey PLC	38,596	779,222
Linde PLC	3,534	952,731
National Grid PLC	92,632	953,563
Smart Metering Systems PLC	133,751	1,193,956
United Utilities Group PLC	81,308	802,848
		$ 6,373,506
United States — 35.1%
AAON, Inc.	14,665	$ 790,150
Acuity Brands, Inc.	5,750	905,453
AECOM	13,642	932,704
AES Corp. (The)	39,210	886,146
Alaska Air Group, Inc.(2)	22,944	898,258
Alphabet, Inc., Class A(2)	9,236	883,423
Ameresco, Inc., Class A(2)	12,074	802,680
Aptiv PLC(2)	11,750	918,968
Arcosa, Inc.	26,789	1,531,795
BorgWarner, Inc.	26,507	832,320
Brookfield Renewable Corp., Class A	34,822	1,137,983
Clearway Energy, Inc., Class C	32,857	1,046,495
Cummins, Inc.	4,633	942,862

13
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
United States (continued)
Eaton Corp. PLC	8,630	$ 1,150,897
Emerson Electric Co.	14,285	1,045,948
EnerSys	24,779	1,441,394
Enphase Energy, Inc.(2)	7,325	2,032,468
Enviva, Inc.(1)	17,132	1,028,948
Equinix, Inc.	1,542	877,151
FedEx Corp.	4,742	704,045
First Solar, Inc.(2)	14,768	1,953,363
General Mills, Inc.	12,994	995,470
Gibraltar Industries, Inc.(2)	18,560	759,661
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(1)	25,251	755,762
International Business Machines Corp.	7,781	924,461
Itron, Inc.(2)	17,458	735,156
Johnson Controls International PLC	21,021	1,034,654
Livent Corp.(2)	52,472	1,608,267
Microsoft Corp.	3,877	902,953
MYR Group, Inc.(2)	15,554	1,317,890
NextEra Energy Partners, L.P.	16,335	1,181,184
NextEra Energy, Inc.	11,732	919,906
ON Semiconductor Corp.(2)	29,818	1,858,556
Ormat Technologies, Inc.(1)	13,568	1,169,562
Owens Corning	11,883	934,123
Power Integrations, Inc.	22,917	1,474,021
Quanta Services, Inc.	7,062	899,628
Rockwell Automation, Inc.	4,664	1,003,273
SolarEdge Technologies, Inc.(2)	6,885	1,593,602
Stanley Black & Decker, Inc.	11,346	853,333
SunPower Corp.(1)(2)	48,239	1,111,427
Sunrun, Inc.(2)	40,583	1,119,685
Tenneco, Inc., Class A(2)	42,055	731,336
Tesla, Inc.(2)	5,294	1,404,233
TPI Composites, Inc.(2)	69,226	780,869
Trane Technologies PLC	7,358	1,065,512
Universal Display Corp.	15,011	1,416,288
Vicor Corp.(2)	20,453	1,209,590
Waste Management, Inc.	5,904	945,880
Whirlpool Corp.	6,383	860,492
Willdan Group, Inc.(2)	43,934	650,662
		$ 54,960,887
Total Common Stocks (identified cost $187,283,024)		$155,604,790

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(4)(5)	$200	$ 185,752
Total High Social Impact Investments (identified cost $200,000)		$ 185,752

Short-Term Investments — 3.1%

Affiliated Fund — 0.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(6)	465,140	$ 465,140
Total Affiliated Fund (identified cost $465,140)		$ 465,140

Securities Lending Collateral — 2.8%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(7)	4,338,128	$ 4,338,128
Total Securities Lending Collateral (identified cost $4,338,128)		$ 4,338,128
Total Short-Term Investments (identified cost $4,803,268)		$ 4,803,268

Total Investments — 102.6% (identified cost $192,286,292)	$ 160,593,810
Other Assets, Less Liabilities — (2.6)%	$ (4,100,364)
Net Assets — 100.0%	$ 156,493,446

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $6,035,396.
(2)	Non-income producing security.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $7,151,931 or 4.6% of the Fund's net assets.
(4)	May be deemed to be an affiliated company (see Note 7).

14
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2022
Schedule of Investments — continued

(5)	Restricted security. Total market value of restricted securities amounts to $185,752, which represents 0.1% of the net assets of the Fund as of September 30, 2022.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(7)	Represents investment of cash collateral received in connection with securities lending.
At September 30, 2022, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Industrials	37.0%
Utilities	24.1
Information Technology	16.9
Materials	8.5
Consumer Discretionary	6.6
Energy	1.9
Consumer Staples	1.7
Real Estate	1.6
Communication Services	0.6
Financials	0.5
High Social Impact Investments	0.1
Total	99.5%
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$200,000

Abbreviations:
ADR	– American Depositary Receipt
NVDR	– Non-Voting Depository Receipt
PCL	– Public Company Limited
15
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2022
Schedule of Investments

Common Stocks — 99.4%

Security	Shares	Value
Australia — 2.3%
Reece, Ltd.(1)	466,474	$ 4,191,797
Reliance Worldwide Corp., Ltd.	2,929,519	6,374,151
		$ 10,565,948
Brazil — 3.4%
Cia de Saneamento Basico do Estado de Sao Paulo ADR(1)	709,834	$ 6,466,588
Cia de Saneamento de Minas Gerais	1,956,892	4,788,524
Cia de Saneamento do Parana, PFC Shares	6,820,382	4,425,248
		$ 15,680,360
Canada — 1.7%
Gildan Activewear, Inc.(1)	95,298	$ 2,694,022
Nutrien, Ltd.(1)	30,719	2,561,863
Stantec, Inc.	58,604	2,570,116
		$ 7,826,001
Chile — 1.8%
Aguas Andinas S.A., Class A	23,745,325	$ 4,612,218
Inversiones Aguas Metropolitanas S.A.	8,750,540	3,706,088
		$ 8,318,306
China — 4.6%
Beijing Enterprises Water Group, Ltd.	22,229,452	$ 5,097,911
China Everbright Environment Group, Ltd.	5,629,666	2,330,559
China Lesso Group Holdings, Ltd.	3,707,578	3,431,762
China Water Affairs Group, Ltd.	5,944,421	4,701,729
Guangdong Investment, Ltd.	7,043,427	5,626,429
		$ 21,188,390
Denmark — 0.5%
Novozymes A/S, Class B	48,491	$ 2,436,775
		$ 2,436,775
Finland — 1.4%
Kemira Oyj	605,692	$ 6,711,497
		$ 6,711,497
France — 3.6%
Accor S.A.(2)	116,245	$ 2,433,659
Eurofins Scientific SE	40,157	2,383,893
L'Oreal S.A.	8,081	2,583,835
LVMH Moet Hennessy Louis Vuitton SE	4,284	2,525,738
Veolia Environnement S.A.	355,966	6,803,287
		$ 16,730,412
Germany — 1.1%
GEA Group AG	79,989	$ 2,588,680
Security	Shares	Value
Germany (continued)
Henkel AG & Co. KGaA, PFC Shares	43,776	$ 2,599,727
		$ 5,188,407
Italy — 1.7%
ACEA SpA	324,661	$ 3,524,806
Interpump Group SpA	137,353	4,442,269
		$ 7,967,075
Japan — 8.7%
Ebara Corp.	133,056	$ 4,335,656
Hitachi Zosen Corp.	677,927	4,014,048
Hulic Reit, Inc.	2,360	2,701,355
Kurita Water Industries, Ltd.(1)	215,742	7,659,526
Lixil Corp.	495,800	7,274,766
METAWATER Co., Ltd.	246,634	3,228,315
Sekisui Chemical Co., Ltd.	205,700	2,516,519
TOTO, Ltd.	151,300	5,052,438
Tsurumi Manufacturing Co., Ltd.	219,400	3,467,392
		$ 40,250,015
Netherlands — 1.6%
Aalberts NV	139,298	$ 4,542,928
Arcadis NV	87,202	2,838,101
		$ 7,381,029
Singapore — 1.1%
CDL Hospitality Trusts(1)	3,138,101	$ 2,539,018
City Developments, Ltd.(1)	483,800	2,549,687
Hyflux, Ltd.(1)(2)(3)	16,595,483	0
		$ 5,088,705
South Korea — 0.9%
Coway Co., Ltd.	58,591	$ 2,191,095
LG Chem, Ltd.	5,903	2,179,596
		$ 4,370,691
Spain — 1.1%
Acciona S.A.	14,218	$ 2,498,898
Iberdrola S.A.	273,910	2,553,987
		$ 5,052,885
Switzerland — 4.2%
Geberit AG	13,069	$ 5,603,832
Georg Fischer AG	97,612	4,650,437
Roche Holding AG PC	8,745	2,846,782
Sika AG	12,355	2,483,252
Sulzer AG	72,345	4,161,803
		$ 19,746,106

16
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	168,294	$ 2,230,803
		$ 2,230,803
Thailand — 1.7%
Eastern Water Resources Development and Management PCL, Foreign Shares	21,503,800	$ 3,242,001
TTW PCL, Foreign Shares	17,210,900	4,518,708
		$ 7,760,709
United Kingdom — 7.8%
CNH Industrial NV	228,144	$ 2,548,369
Croda International PLC	35,651	2,546,338
Ferguson PLC	54,446	5,647,641
Genuit Group PLC	1,037,537	3,358,519
Halma PLC	115,562	2,599,262
Mondi PLC	163,569	2,512,817
Pennon Group PLC	601,404	5,247,381
Severn Trent PLC	226,660	5,925,251
United Utilities Group PLC	607,883	6,002,332
		$ 36,387,910
United States — 49.7%
Advanced Drainage Systems, Inc.	41,675	$ 5,183,120
American States Water Co.	80,071	6,241,534
American Water Works Co., Inc.	56,897	7,405,714
Badger Meter, Inc.	86,045	7,949,698
Ball Corp.	49,994	2,415,710
Brookfield Renewable Corp., Class A	72,655	2,374,365
California Water Service Group	114,051	6,009,347
Chemed Corp.	11,644	5,083,305
CMS Energy Corp.	41,852	2,437,460
Cousins Properties, Inc.	103,918	2,426,485
Danaher Corp.	10,334	2,669,169
Ecolab, Inc.	66,699	9,632,670
Energy Recovery, Inc.(2)	320,493	6,967,518
Entegris, Inc.	29,408	2,441,452
Essential Utilities, Inc.	157,377	6,512,260
Evoqua Water Technologies Corp.(2)	244,571	8,087,963
Flowserve Corp.	171,941	4,178,166
Fortune Brands Home & Security, Inc.	91,579	4,916,876
Franklin Electric Co., Inc.	58,577	4,786,327
Gorman-Rupp Co. (The)	151,608	3,606,754
Hawkins, Inc.	177,081	6,904,388
Hyatt Hotels Corp., Class A(2)	31,123	2,519,718
IDEX Corp.	49,176	9,827,824
IDEXX Laboratories, Inc.(2)	8,027	2,615,197
Intel Corp.	87,415	2,252,685
Itron, Inc.(2)	58,641	2,469,372
Security	Shares	Value
United States (continued)
Levi Strauss & Co., Class A(1)	165,197	$ 2,390,401
Lindsay Corp.	29,175	4,180,194
Masco Corp.	115,115	5,374,719
Middlesex Water Co.	67,954	5,246,049
Minerals Technologies, Inc.	47,892	2,366,344
Mondelez International, Inc., Class A	45,851	2,514,010
Mueller Industries, Inc.	80,864	4,806,556
Mueller Water Products, Inc., Class A	414,508	4,256,997
Nucor Corp.	20,981	2,244,757
Parker-Hannifin Corp.	10,704	2,593,686
Pentair PLC	205,612	8,354,016
Procter & Gamble Co. (The)	20,228	2,553,785
Roper Technologies, Inc.	6,931	2,492,665
Sherwin-Williams Co. (The)	12,022	2,461,504
SJW Group	95,256	5,486,746
Tetra Tech, Inc.	67,222	8,640,044
Trimble, Inc.(2)	44,114	2,394,067
Valmont Industries, Inc.	19,606	5,266,564
Watts Water Technologies, Inc., Class A	61,084	7,680,091
Xylem, Inc.	109,477	9,563,911
York Water Co. (The)	120,231	4,620,477
Zurn Elkay Water Solutions Corp.	303,310	7,431,095
		$230,833,755
Total Common Stocks (identified cost $443,858,324)		$461,715,779

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(4)(5)	$630	$ 585,119
Total High Social Impact Investments (identified cost $630,000)		$ 585,119

Short-Term Investments — 0.0%(6)

Affiliated Fund — 0.0%(6)
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(7)	7,628	$ 7,628
Total Affiliated Fund (identified cost $7,628)		$ 7,628

17
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2022
Schedule of Investments — continued

Securities Lending Collateral — 0.0%(6)
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(8)	219,097	$ 219,097
Total Securities Lending Collateral (identified cost $219,097)		$ 219,097
Total Short-Term Investments (identified cost $226,725)		$ 226,725

Total Investments — 99.5% (identified cost $444,715,049)	$462,527,623
Other Assets, Less Liabilities — 0.5%	$ 2,275,998
Net Assets — 100.0%	$464,803,621

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $6,889,642.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(4)	May be deemed to be an affiliated company (see Note 7).
(5)	Restricted security. Total market value of restricted securities amounts to $585,119, which represents 0.1% of the net assets of the Fund as of September 30, 2022.
(6)	Amount is less than 0.05%.
(7)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(8)	Represents investment of cash collateral received in connection with securities lending.
At September 30, 2022, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Industrials	45.2%
Utilities	27.1
Materials	10.2
Information Technology	5.4
Consumer Discretionary	3.7
Health Care	3.4
Consumer Staples	2.2
Real Estate	2.2
High Social Impact Investments	0.1
Total	99.5%

Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$630,000

Abbreviations:
ADR	– American Depositary Receipt
PC	– Participation Certificate
PCL	– Public Company Limited
PFC Shares	– Preference Shares
18
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Statements of Assets and Liabilities

	September 30, 2022
	Global Energy Solutions Fund	Global Water Fund
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $191,621,152 and $444,077,421, respectively) - including $6,035,396 and $6,889,642, respectively, of securities on loan	$ 159,942,918	$ 461,934,876
Investments in securities of affiliated issuers, at value (identified cost $665,140 and $637,628, respectively)	650,892	592,747
Cash	—	63
Cash denominated in foreign currency, at value (cost $116,541 and $704,248, respectively)	114,894	693,353
Receivable for investments sold	—	104,055
Receivable for capital shares sold	186,623	1,049,950
Dividends receivable	234,652	1,266,748
Dividends and interest receivable - affiliated	2,913	8,843
Securities lending income receivable	4,151	2,381
Tax reclaims receivable	134,228	377,370
Receivable from affiliate	17,078	13,981
Directors' deferred compensation plan	46,082	241,888
Total assets	$161,334,431	$466,286,255
Liabilities
Due to custodian	$ 1,803	$ —
Payable for capital shares redeemed	182,430	411,949
Deposits for securities loaned	4,338,128	219,097
Payable to affiliates:
Investment advisory fee	106,921	297,704
Administrative fee	17,113	49,294
Distribution and service fees	25,794	64,607
Sub-transfer agency fee	9,045	12,432
Directors' deferred compensation plan	46,082	241,888
Accrued expenses	113,669	185,663
Total liabilities	$ 4,840,985	$ 1,482,634
Net Assets	$156,493,446	$464,803,621
Sources of Net Assets
Paid-in capital	$ 209,661,692	$ 446,946,749
Distributable earnings (Accumulated loss)	(53,168,246)	17,856,872
Net Assets	$156,493,446	$464,803,621
Class A Shares
Net Assets	$ 79,840,619	$ 196,323,474
Shares Outstanding	8,098,709	8,952,667
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.86	$ 21.93
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 10.41	$ 23.15
Class C Shares
Net Assets	$ 8,303,729	$ 23,291,240
Shares Outstanding	907,173	1,161,096
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 9.15	$ 20.06
19
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Statements of Assets and Liabilities — continued

September 30, 2022
	Global Energy Solutions Fund	Global Water Fund
Class I Shares
Net Assets	$ 68,349,098	$ 245,188,907
Shares Outstanding	6,811,432	11,089,970
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.03	$ 22.11

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
20
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Statements of Operations

	Year Ended September 30, 2022
	Global Energy Solutions Fund	Global Water Fund
Investment Income
Dividend income (net of foreign taxes withheld of $404,981 and $753,848, respectively)	$ 3,944,171	$ 11,473,767
Dividend income - affiliated issuers	2,766	4,313
Interest and other income	2,747	2,891
Interest income - affiliated issuers	3,000	9,450
Securities lending income, net	36,948	25,762
Total investment income	$ 3,989,632	$ 11,516,183
Expenses
Investment advisory fee	$ 1,591,101	$ 3,996,835
Administrative fee	254,576	663,743
Distribution and service fees:
Class A	241,649	596,628
Class C	102,411	342,764
Directors' fees and expenses	9,223	24,639
Custodian fees	44,233	56,833
Transfer agency fees and expenses	317,296	617,015
Accounting fees	62,144	133,443
Professional fees	37,721	41,435
Registration fees	67,285	71,495
Reports to shareholders	25,221	50,804
Miscellaneous	32,542	36,225
Total expenses	$ 2,785,402	$ 6,631,859
Waiver and/or reimbursement of expenses by affiliate	$ (332,469)	$ (212,516)
Net expenses	$ 2,452,933	$ 6,419,343
Net investment income	$ 1,536,699	$ 5,096,840
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 15,233,991	$ 8,609,427
Investment securities - affiliated issuers	(47)	547
Foreign currency transactions	32,017	(313,245)
Net realized gain	$ 15,265,961	$ 8,296,729
Change in unrealized appreciation (depreciation):
Investment securities	$ (65,962,201)	$ (147,265,756)
Investment securities - affiliated issuers	(10,893)	(34,250)
Foreign currency	2,869	(45,191)
Net change in unrealized appreciation (depreciation)	$(65,970,225)	$(147,345,197)
Net realized and unrealized loss	$(50,704,264)	$(139,048,468)
Net decrease in net assets from operations	$(49,167,565)	$(133,951,628)
21
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Statements of Changes in Net Assets

	Global Energy Solutions Fund		Global Water Fund
	Year Ended September 30,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,536,699	$ 1,158,939	$ 5,096,840	$ 6,548,443
Net realized gain	15,265,961	29,955,347	8,296,729	31,547,709
Net change in unrealized appreciation (depreciation)	(65,970,225)	9,604,773	(147,345,197)	96,641,421
Net increase (decrease) in net assets from operations	$ (49,167,565)	$ 40,719,059	$(133,951,628)	$134,737,573
Distributions to shareholders:
Class A	$ (270,586)	$ (576,225)	$ (2,493,300)	$ (1,611,609)
Class C	—	(12,463)	(110,783)	(12,508)
Class I	(624,496)	(567,285)	(3,511,660)	(2,142,987)
Total distributions to shareholders	$ (895,082)	$ (1,155,973)	$ (6,115,743)	$ (3,767,104)
Capital share transactions:
Class A	$ 3,598,277	$ 15,894,369	$ 9,262,072	$ 8,216,239
Class C	(173,839)	671,750	(10,578,890)	(9,252,815)
Class I	(22,286,670)	53,344,764	42,992,587	23,806,274
Net increase (decrease) in net assets from capital share transactions	$ (18,862,232)	$ 69,910,883	$ 41,675,769	$ 22,769,698
Net increase (decrease) in net assets	$ (68,924,879)	$109,473,969	$ (98,391,602)	$153,740,167
Net Assets
At beginning of year	$ 225,418,325	$ 115,944,356	$ 563,195,223	$ 409,455,056
At end of year	$156,493,446	$225,418,325	$ 464,803,621	$563,195,223
22
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2022
Financial Highlights

	Global Energy Solutions Fund — Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 12.79	$ 9.54	$ 7.08	$ 6.95	$ 7.23
Income (Loss) From Operations
Net investment income(1)	$ 0.08	$ 0.06	$ 0.06	$ 0.08	$ 0.10
Net realized and unrealized gain (loss)	(2.98)	3.27	2.48	0.15	(0.29)
Total income (loss) from operations	$ (2.90)	$ 3.33	$ 2.54	$ 0.23	$ (0.19)
Less Distributions
From net investment income	$ (0.03)	$ (0.08)	$ (0.08)	$ (0.10)	$ (0.09)
Total distributions	$ (0.03)	$ (0.08)	$ (0.08)	$ (0.10)	$ (0.09)
Net asset value — End of year	$ 9.86	$ 12.79	$ 9.54	$ 7.08	$ 6.95
Total Return(2)	(22.71)%	35.00%	36.12%	3.60%	(2.73)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$79,841	$100,038	$62,428	$47,596	$51,502
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.40%	1.42%	1.54%	1.72%	1.69%
Net expenses	1.24% (4)	1.24%	1.24%	1.26%	1.28%
Net investment income	0.65%	0.48%	0.76%	1.27%	1.34%
Portfolio Turnover	43%	50%	45%	40%	38%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
23
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2022
Financial Highlights — continued

	Global Energy Solutions Fund — Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 11.93	$ 8.92	$ 6.63	$ 6.50	$ 6.76
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.01)	$ (0.03)	$ (0.00)(2)	$ 0.02	$ 0.04
Net realized and unrealized gain (loss)	(2.77)	3.06	2.32	0.16	(0.26)
Total income (loss) from operations	$ (2.78)	$ 3.03	$ 2.32	$ 0.18	$ (0.22)
Less Distributions
From net investment income	$ —	$ (0.02)	$ (0.03)	$ (0.05)	$ (0.04)
Total distributions	$ —	$ (0.02)	$ (0.03)	$ (0.05)	$ (0.04)
Net asset value — End of year	$ 9.15	$ 11.93	$ 8.92	$ 6.63	$ 6.50
Total Return(3)	(23.30)%	33.93%	35.03%	2.85%	(3.31)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 8,304	$11,009	$ 7,841	$6,752	$9,996
Ratios (as a percentage of average daily net assets):(4)
Total expenses	2.16%	2.17%	2.29%	2.48%	2.44%
Net expenses	1.99% (5)	1.99%	1.99%	2.01%	2.03%
Net investment income (loss)	(0.11)%	(0.27)%	(0.01)%	0.38%	0.59%
Portfolio Turnover	43%	50%	45%	40%	38%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
24
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2022
Financial Highlights — continued

	Global Energy Solutions Fund — Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 13.01	$ 9.70	$ 7.20	$ 7.07	$ 7.34
Income (Loss) From Operations
Net investment income(1)	$ 0.11	$ 0.10	$ 0.08	$ 0.11	$ 0.15
Net realized and unrealized gain (loss)	(3.02)	3.31	2.52	0.14	(0.31)
Total income (loss) from operations	$ (2.91)	$ 3.41	$ 2.60	$ 0.25	$ (0.16)
Less Distributions
From net investment income	$ (0.07)	$ (0.10)	$ (0.10)	$ (0.12)	$ (0.11)
Total distributions	$ (0.07)	$ (0.10)	$ (0.10)	$ (0.12)	$ (0.11)
Net asset value — End of year	$ 10.03	$ 13.01	$ 9.70	$ 7.20	$ 7.07
Total Return(2)	(22.52)%	35.28%	36.40%	3.89%	(2.33)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$68,349	$114,371	$45,676	$23,867	$19,178
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.15%	1.17%	1.29%	1.47%	1.43%
Net expenses	0.99% (4)	0.99%	0.99%	0.98%	0.93%
Net investment income	0.88%	0.80%	1.08%	1.60%	2.00%
Portfolio Turnover	43%	50%	45%	40%	38%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
25
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2022
Financial Highlights

	Global Water Fund — Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 28.61	$ 21.67	$ 20.70	$ 20.00	$ 19.92
Income (Loss) From Operations
Net investment income(1)	$ 0.22	$ 0.33	$ 0.14	$ 0.23	$ 0.23
Net realized and unrealized gain (loss)	(6.62)	6.80	1.02	0.70	0.04
Total income (loss) from operations	$ (6.40)	$ 7.13	$ 1.16	$ 0.93	$ 0.27
Less Distributions
From net investment income	$ (0.28)	$ (0.19)	$ (0.19)	$ (0.23)	$ (0.19)
Total distributions	$ (0.28)	$ (0.19)	$ (0.19)	$ (0.23)	$ (0.19)
Net asset value — End of year	$ 21.93	$ 28.61	$ 21.67	$ 20.70	$ 20.00
Total Return(2)	(22.62)%	33.05%	5.57%	4.86%	1.34%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$196,323	$246,978	$180,956	$181,139	$201,243
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.28%	1.29%	1.34%	1.38%	1.39%
Net expenses	1.24% (4)	1.24%	1.24%	1.25%	1.28%
Net investment income	0.83%	1.21%	0.70%	1.17%	1.14%
Portfolio Turnover	25%	27%	35%	28%	40%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
26
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2022
Financial Highlights — continued

	Global Water Fund — Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 26.19	$ 19.84	$ 18.98	$ 18.32	$ 18.28
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.00(2)	$ 0.10	$ (0.02)	$ 0.08	$ 0.07
Net realized and unrealized gain (loss)	(6.06)	6.26	0.92	0.66	0.03
Total income (loss) from operations	$ (6.06)	$ 6.36	$ 0.90	$ 0.74	$ 0.10
Less Distributions
From net investment income	$ (0.07)	$ (0.01)	$ (0.04)	$ (0.08)	$ (0.06)
Total distributions	$ (0.07)	$ (0.01)	$ (0.04)	$ (0.08)	$ (0.06)
Net asset value — End of year	$ 20.06	$ 26.19	$ 19.84	$ 18.98	$ 18.32
Total Return(3)	(23.20)%	32.05%	4.75%	4.08%	0.61%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,291	$41,631	$39,358	$50,369	$58,455
Ratios (as a percentage of average daily net assets):(4)
Total expenses	2.03%	2.04%	2.09%	2.13%	2.14%
Net expenses	1.99% (5)	1.99%	1.99%	2.01%	2.03%
Net investment income (loss)	0.02%	0.42%	(0.08)%	0.43%	0.40%
Portfolio Turnover	25%	27%	35%	28%	40%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
27
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2022
Financial Highlights — continued

	Global Water Fund — Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 28.84	$ 21.83	$ 20.85	$ 20.15	$ 20.08
Income (Loss) From Operations
Net investment income(1)	$ 0.30	$ 0.40	$ 0.20	$ 0.29	$ 0.36
Net realized and unrealized gain (loss)	(6.68)	6.86	1.02	0.70	(0.02)
Total income (loss) from operations	$ (6.38)	$ 7.26	$ 1.22	$ 0.99	$ 0.34
Less Distributions
From net investment income	$ (0.35)	$ (0.25)	$ (0.24)	$ (0.29)	$ (0.27)
Total distributions	$ (0.35)	$ (0.25)	$ (0.24)	$ (0.29)	$ (0.27)
Net asset value — End of year	$ 22.11	$ 28.84	$ 21.83	$ 20.85	$ 20.15
Total Return(2)	(22.44)%	33.41%	5.83%	5.18%	1.68%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$245,189	$274,586	$189,141	$179,839	$170,996
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.03%	1.04%	1.09%	1.13%	1.14%
Net expenses	0.99% (4)	0.99%	0.99%	0.97%	0.93%
Net investment income	1.11%	1.47%	0.97%	1.48%	1.78%
Portfolio Turnover	25%	27%	35%	28%	40%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
28
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Global Energy Solutions Fund (Global Energy Solutions) and Calvert Global Water Fund (Global Water) (each a Fund and collectively, the Funds) are diversified series of Calvert Impact Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Global Energy Solutions is to seek to track the performance of the Calvert Global Energy Research Index. Global Energy Solutions invests in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions, or that are significantly involved in the sustainable energy solutions industry. The investment objective of Global Water is to seek to track the performance of the Calvert Global Water Research Index. Global Water invests in equity securities of U.S. and non-U.S. companies whose main business is in the water industry, or that are significantly involved in water-related services or technologies.
Each Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% (0.80% prior to April 29, 2022) may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Funds' Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
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Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated a Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds' holdings as of September 30, 2022, based on the inputs used to value them:
Global Energy Solutions
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Austria	$ —	$ 1,190,417	$ —	$ 1,190,417
Belgium	—	1,592,310	—	1,592,310
Brazil	804,495	—	—	804,495
Canada	8,255,772	—	—	8,255,772
China	1,521,157	5,326,916	—	6,848,073
Denmark	—	3,896,587	—	3,896,587
Finland	—	878,328	—	878,328
France	—	7,567,742	—	7,567,742
Germany	—	13,389,512	—	13,389,512
Greece	—	945,752	—	945,752
Ireland	—	1,644,148	—	1,644,148
Italy	—	3,553,823	—	3,553,823
Japan	—	9,618,395	—	9,618,395
Netherlands	—	2,043,928	—	2,043,928
New Zealand	—	3,258,370	—	3,258,370
Norway	—	1,494,743	—	1,494,743
Singapore	—	1,732,555	—	1,732,555
South Korea	—	3,501,785	—	3,501,785
Spain	919,185	7,231,902	—	8,151,087
Sweden	—	3,289,641	—	3,289,641
Switzerland	—	1,803,308	—	1,803,308
Taiwan	—	6,698,639	—	6,698,639
Thailand	—	2,110,987	—	2,110,987
United Kingdom	952,731	5,420,775	—	6,373,506
United States	54,960,887	—	—	54,960,887
Total Common Stocks	$67,414,227	$88,190,563 (1)	$ —	$155,604,790
High Social Impact Investments	$ —	$ 185,752	$ —	$ 185,752
Short-Term Investments:
Affiliated Fund	465,140	—	—	465,140
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Notes to Financial Statements — continued

Global Energy Solutions — continued
Asset Description (continued)	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	$ 4,338,128	$ —	$ —	$ 4,338,128
Total Investments	$72,217,495	$88,376,315	$ —	$160,593,810

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Global Water
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks:
Australia	$ —	$ 10,565,948	$ —	$ 10,565,948
Brazil	15,680,360	—	—	15,680,360
Canada	7,826,001	—	—	7,826,001
Chile	—	8,318,306	—	8,318,306
China	—	21,188,390	—	21,188,390
Denmark	—	2,436,775	—	2,436,775
Finland	—	6,711,497	—	6,711,497
France	—	16,730,412	—	16,730,412
Germany	—	5,188,407	—	5,188,407
Italy	—	7,967,075	—	7,967,075
Japan	—	40,250,015	—	40,250,015
Netherlands	—	7,381,029	—	7,381,029
Singapore	—	5,088,705	0	5,088,705
South Korea	—	4,370,691	—	4,370,691
Spain	—	5,052,885	—	5,052,885
Switzerland	—	19,746,106	—	19,746,106
Taiwan	—	2,230,803	—	2,230,803
Thailand	—	7,760,709	—	7,760,709
United Kingdom	2,548,369	33,839,541	—	36,387,910
United States	230,833,755	—	—	230,833,755
Total Common Stocks	$256,888,485	$204,827,294 (2)	$ 0	$461,715,779
High Social Impact Investments	$ —	$ 585,119	$ —	$ 585,119
Short-Term Investments:
Affiliated Fund	7,628	—	—	7,628
Securities Lending Collateral	219,097	—	—	219,097
Total Investments	$257,115,210	$205,412,413	$ 0	$462,527,623

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2022 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends
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Notes to Financial Statements — continued

received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds' understanding of the applicable country’s tax rules and rates. In consideration of recent decisions rendered by European courts, Global Water has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Restricted Securities— The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of each Fund's Schedule of Investments.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Funds on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
In addition to the requirements of the Internal Revenue Code, each Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, each Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the respective Fund's change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in the respective Fund's net realized gain (loss) on investments.
Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Each Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
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Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the following annual rates of each respective Fund's average daily net assets and is payable monthly:
Global Energy Solutions0.75%
Global Water
Up to and including $250 Million0.75%
Over $250 Million0.70%
For the year ended September 30, 2022, the investment advisory fee for Global Energy Solutions and Global Water amounted to $1,591,101 and $3,996,835, respectively, or 0.75% and 0.72%, respectively, of each Fund’s average daily net assets.
Effective April 26, 2022, each Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by each Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by each Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $229 and $384 for Global Energy Solutions and Global Water, respectively, relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, each Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Funds' operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.24%, 1.99% and 0.99% of each Fund’s average daily net assets for Class A, Class C and Class I, respectively. The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, CRM waived or reimbursed expenses of $332,240 and $212,132 for Global Energy Solutions and Global Water, respectively.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Funds. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets attributable to Class A, Class C and Class I and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $254,576 and $663,743 for Global Energy Solutions and Global Water, respectively.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds' principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Global Energy Solutions and Global Water paid or accrued for the year ended September 30, 2022 amounted to $241,649 and $596,628, respectively, for Class A shares and $102,411 and $342,764, respectively, for Class C shares.
The Funds were informed that EVD received $28,007 and $50,674 for Global Energy Solutions and Global Water, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2022. The Funds were informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2022 in the amount of $13,294 for Global Water and none for Global Energy Solutions.
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September 30, 2022
Notes to Financial Statements — continued

For the year ended September 30, 2022, the Funds were also informed that EVD received the following amounts of contingent deferred sales charges paid by Class A and Class C shareholders:
	Global Energy Solutions	Global Water
Class A	$ 99	$1,697
Class C	1,809	2,160
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses for Global Energy Solutions and Global Water incurred to EVM amounted to $49,052 and $64,531, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Director of the Funds who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Directors. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds' assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Funds who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:
	Global Energy Solutions	Global Water
Purchases	$ 90,561,706	$174,793,402
Sales	106,817,077	134,236,174
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Global Energy Solutions		Global Water
	Year Ended September 30,		Year Ended September 30,
	2022	2021	2022	2021
Ordinary income	$895,082	$1,155,973	$6,115,743	$3,767,104
During the year ended September 30, 2022, the following amounts were reclassified due to non-deductible expenses and the use of equalization accounting for Global Energy Solutions and use of equalization accounting for Global Water. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
	Global Energy Solutions	Global Water
Change in:
Paid-in capital	$ 223,526	$ 519,440
Distributable earnings (Accumulated loss)	$(223,526)	$(519,440)
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Notes to Financial Statements — continued

As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
	Global Energy Solutions	Global Water
Undistributed ordinary income	$ 1,171,941	$ 4,334,047
Undistributed long-term capital gains	—	3,272,029
Deferred capital losses	(20,856,419)	—
Net unrealized appreciation (depreciation)	(33,483,768)	10,250,796
Distributable earnings (Accumulated loss)	$(53,168,246)	$17,856,872
At September 30, 2022, Global Energy Solutions, for federal income tax purposes, had deferred capital losses of $20,856,419 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $20,856,419 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Funds at September 30, 2022, as determined on a federal income tax basis, were as follows:
	Global Energy Solutions	Global Water
Aggregate cost	$194,052,978	$452,224,394
Gross unrealized appreciation	$ 12,012,502	$ 79,234,697
Gross unrealized depreciation	(45,471,670)	(68,931,468)
Net unrealized appreciation (depreciation)	$ (33,459,168)	$ 10,303,229
5  Securities Lending
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Funds on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Funds and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of a Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statements of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
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Notes to Financial Statements — continued

At September 30, 2022, the total value of securities on loan and the total value of collateral received were as follows:
	Global Energy Solutions	Global Water
Securities on Loan	$ 6,035,396	$ 6,889,642
Collateral Received:
Cash	4,338,128	219,097
U.S. government and/or agencies securities	1,935,235	7,358,881
Total Collateral Received	$6,273,363	$7,577,978
The following tables provide a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
Global Energy Solutions	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$4,338,128	$ —	$ —	$ —	$4,338,128

Global Water	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$219,097	$ —	$ —	$ —	$219,097
The carrying amounts of the liabilities for deposits for securities loaned at September 30, 2022 approximated their fair value. If measured at fair value, such liabilities would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
6  Line of Credit
The Funds participate with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time.
The Funds had no borrowings outstanding pursuant to their line of credit at September 30, 2022. The Funds did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
7  Affiliated Issuers and Funds
Each Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Funds and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Funds) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
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Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Notes to Financial Statements — continued

At September 30, 2022, the value of each Fund's investment in the Notes and affiliated funds was $650,892 for Global Energy Solutions, which represents 0.4% of its net assets and $592,747 for Global Water, which represents 0.1% of its net assets. Transactions in the Notes and affiliated funds by the Funds for the year ended September 30, 2022 were as follows:
Global Energy Solutions
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	$ 196,566	$ —	$ —	$ —	$ (10,814)	$ 185,752	$ 3,000	$200,000
Short-Term Investments
Cash Reserves Fund	970,203	15,624,079	(16,594,156)	(47)	(79)	—	208	—
Liquidity Fund	—	12,338,377	(11,873,237)	—	—	465,140	2,558	465,140
Total				$ (47)	$(10,893)	$650,892	$ 5,766

(1)	Restricted security.
Global Water
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	$ 619,183	$ —	$ —	$ —	$ (34,064)	$ 585,119	$ 9,450	$630,000
Short-Term Investments
Cash Reserves Fund	2,930,857	35,179,881	(38,111,099)	547	(186)	—	706	—
Liquidity Fund	—	19,504,818	(19,497,190)	—	—	7,628	3,607	7,628
Total				$ 547	$(34,250)	$592,747	$13,763

(1)	Restricted security.
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Funds). The authorized shares of each Fund consists of 75,000,000 common shares, $0.01 par value, for each Class.
37

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Notes to Financial Statements — continued

Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
Global Energy Solutions
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,176,586	$ 14,413,761	2,383,314	$ 30,070,042
Reinvestment of distributions	19,659	256,347	44,331	530,637
Shares redeemed	(984,128)	(11,824,796)	(1,288,358)	(16,341,022)
Converted from Class C	62,117	752,965	140,620	1,634,712
Net increase	274,234	$ 3,598,277	1,279,907	$ 15,894,369
Class C
Shares sold	165,232	$ 1,856,279	340,490	$ 4,055,452
Reinvestment of distributions	—	—	1,094	12,290
Shares redeemed	(114,176)	(1,277,153)	(147,435)	(1,761,280)
Converted to Class A	(66,678)	(752,965)	(150,565)	(1,634,712)
Net increase (decrease)	(15,622)	$ (173,839)	43,584	$ 671,750
Class I
Shares sold	3,052,624	$ 38,468,724	6,761,201	$ 87,955,567
Reinvestment of distributions	46,889	621,286	46,193	561,712
Shares redeemed	(5,077,253)	(61,376,680)	(2,727,005)	(35,172,515)
Net increase (decrease)	(1,977,740)	$(22,286,670)	4,080,389	$ 53,344,764
Global Water
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	932,979	$ 25,627,985	1,224,165	$ 33,471,723
Reinvestment of distributions	74,620	2,242,343	58,166	1,458,802
Shares redeemed	(978,609)	(26,463,640)	(1,232,467)	(32,868,802)
Converted from Class C	290,887	7,855,384	233,616	6,154,516
Net increase	319,877	$ 9,262,072	283,480	$ 8,216,239
Class C
Shares sold	102,398	$ 2,603,529	231,435	$ 5,877,257
Reinvestment of distributions	3,634	100,493	497	11,475
Shares redeemed	(217,427)	(5,427,528)	(371,062)	(8,987,031)
Converted to Class A	(317,139)	(7,855,384)	(254,816)	(6,154,516)
Net decrease	(428,534)	$(10,578,890)	(393,946)	$ (9,252,815)
38

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Notes to Financial Statements — continued

Global Water — continued
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	3,334,829	$ 89,804,141	2,444,848	$ 67,005,702
Reinvestment of distributions	105,194	3,180,003	77,478	1,954,775
Shares redeemed	(1,872,370)	(49,991,557)	(1,662,422)	(45,154,203)
Net increase	1,567,653	$ 42,992,587	859,904	$ 23,806,274
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Funds may have difficulties enforcing their legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Concentration Risk
Global Energy Solutions concentrates its investments in the sustainable energy solutions industry. This industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.
Global Water concentrates its investments in the water industry. This industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Funds' performance, or the performance of the securities in which the Funds invest.
39

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Global Energy Solutions Fund and Calvert Global Water Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Calvert Global Energy Solutions Fund and Calvert Global Water Fund (the "Funds") (two of the funds constituting Calvert Impact Fund, Inc.), including the schedules of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
40

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations, the foreign tax credit and capital gains dividends.
Qualified Business Income. For the fiscal year ended September 30, 2022, the Funds designates approximately following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.
Global Energy Solutions	$ 334
Global Water	$ 805
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:
Global Energy Solutions	$3,580,912
Global Water	$8,583,485
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund's dividend distribution that qualifies under tax law. For each Fund's fiscal 2022 ordinary income dividends, the following qualifies for the corporate dividends received deduction:
Global Energy Solutions	34.88%
Global Water	32.35%
Foreign Tax Credit. For the fiscal year ended September 30, 2022, the Funds paid foreign taxes and recognized foreign source income as follows:
	Foreign Taxes	Foreign Source Income
Global Energy Solutions	$ 330,320	$ 3,692,513
Global Water	$ —	$ —
Capital Gains Dividends. The Funds hereby designate as a capital gain dividend with respect to the taxable year ended September 30, 2022, the following amounts or, if subsequently determined to be different, the net capital gain of such year:
Global Energy Solutions	$ —
Global Water	$ 3,495,485
41

Calvert
Global Energy Solutions Fund
September 30, 2022
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.  The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser.  The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates.  Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds.  Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
42

Calvert
Global Energy Solutions Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings.  During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements.  In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Global Energy Solutions Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders.  Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure.  The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports.  The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources.  The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing.  The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser.  The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies.  The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its custom benchmark.  The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021.  This performance data indicated that the Fund had underperformed the median of its peer universe for the one-year period ended December 31, 2021, while it had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2021.  This performance data also indicated that the Fund had underperformed its custom benchmark for the one-, three- and five-year periods ended December 31, 2021.  The Board took into account management’s discussion of the Fund’s performance.  Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its custom benchmark.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group.  Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense group.  The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses.  Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
43

Calvert
Global Energy Solutions Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate.  In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation.  The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund.  Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time.  The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
44

Calvert
Global Water Fund
September 30, 2022
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
45

Calvert
Global Water Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Global Water Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its custom benchmark. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-year period ended December 31, 2021, while it had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2021. This performance data also indicated that the Fund had underperformed its custom benchmark for the one-, three- and five-year periods ended December 31, 2021. The Board took into account management’s discussion of the Fund’s recent performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its custom benchmark.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) were above the median of the Fund’s expense group and the Fund’s total expenses (net of waivers and/or reimbursements) were below the median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
46

Calvert
Global Water Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specific asset level. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
47

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Liquidity Risk Management Program

Each Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. Each Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews each Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of each Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of each Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, each Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
48

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Management and Organization

Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Funds' current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Funds to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Funds to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2005	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2000	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
49

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Funds because of his positions with the Funds' adviser and certain affiliates.
The SAI for the Funds includes additional information about the Directors and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
50

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

51

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
52

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
53

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24199     9.30.22

Calvert
Green Bond Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2022
Calvert
Green Bond Fund

Calvert
Green Bond Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the two dominant themes during the 12-month period ended September 30, 2022, were persistently high inflation rates in the U.S. and globally, and attempts by central banks to tame rising costs using interest rates to intentionally deflate consumer demand. The result was a period-long sell-off in fixed-income assets, with nearly all major U.S. fixed-income indexes reporting double-digit declines.
In the opening months of the period, interest rates rose and bond prices fell in anticipation the U.S. Federal Reserve (the Fed) would begin tapering its monthly bond purchases, which had helped hold interest rates down during much of the COVID-19 pandemic. In late 2021, the Fed confirmed it would begin reducing the pace of asset purchases beginning in November 2021 and continue in the months ahead. Starting in March 2022, U.S. Treasury rates rose amid mounting concerns over the prospect of multiple rate hikes in 2022.
In February 2022, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs through the spring and summer months. In August, Fed Chair Jerome Powell confirmed that fighting inflation remained the U.S. central bank’s top priority. That September, the Fed followed through with its third straight 0.75% rate increase — its fifth hike of 2022 — and announced a new year-end federal funds target of 4.40%, up from its previous projection of 3.40%. By period-end, the Bloomberg U.S. Treasury Index (the Treasury Index) had declined 12.94%.
As spreads widened, most other bond asset classes underperformed Treasurys during the period.
Investment-grade corporate bonds experienced one of the worst 12-month periods in U.S. history, with the Bloomberg U.S. Corporate Bond Index (the Corporate Index) declining 18.53%. In a period when lower rated bonds within investment grade and bonds with longer durations generally underperformed higher rated bonds and bonds with shorter durations, the Corporate Index was concentrated in lower rated, longer duration bonds. With a majority of its holdings rated BBB — the lowest investment-grade credit rating — and relatively few new issues rated AAA, AA, or A, the investment-grade corporate asset class was exposed to a widespread fixed-income sell-off during the period.
Despite a lower overall credit rating, the high yield corporate asset class outperformed investment-grade assets, as the Bloomberg U.S. Corporate High Yield Index returned -14.14% during the period. Mortgage-backed securities also underperformed Treasurys, with the Bloomberg U.S. Mortgage-Backed Securities Index returning -13.98% and underperforming the Treasury Index.
In contrast, asset-backed securities (ABS) — securities backed by a range of corporate and consumer debt — were one of the best-performing fixed-income asset classes, with the Bloomberg Asset-Backed Securities Index returning -5.61% during the period. The relative outperformance of ABS was due mainly to a shorter duration than Treasurys, as represented by the Treasury Index, during a period of rising interest rates.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert Green Bond Fund (the Fund) returned -14.67% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofA Green Bond Index - Hedged USD (the Index), which returned -17.78%.
The Fund’s shorter-than-Index U.S. dollar (USD) duration contributed to returns relative to the Index during the period. Security selections, particularly in investment-grade corporate securities and government-related securities, also enhanced relative performance. An overweight exposure to agency commercial mortgage-backed securities further contributed to relative returns.
In contrast, sector allocations in the Fund overall detracted from returns relative to the Index. An underweight exposure to government-related securities and U.S. Treasurys, and an overweight exposure to asset-backed securities weighed most on relative returns during the period.
The Fund’s use of derivatives had a positive impact on absolute returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Green Bond Fund
September 30, 2022
Performance

Portfolio Manager(s) Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/31/2013	10/31/2013	(14.67)%	(0.46)%	0.87%
Class A with 3.25% Maximum Sales Charge	—	—	(17.44)	(1.10)	0.50
Class I at NAV	10/31/2013	10/31/2013	(14.44)	(0.18)	1.19
Class R6 at NAV	02/01/2019	10/31/2013	(14.39)	(0.12)	1.23

ICE BofA Green Bond Index - Hedged USD	—	—	(17.78)%	(0.52)%	1.17%

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.76%	0.51%	0.46%
Net	0.73	0.48	0.43
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	10/31/2013	$1,111,780	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2013	$5,573,709	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Green Bond Fund
September 30, 2022
Fund Profile

Asset Allocation (% of total investments)
Country Allocation (% of total investments)
United States	70.6%
France	4.1
Netherlands	4.0
Canada	4.0
Luxembourg	3.7
Italy	3.2
Germany	2.1
Sweden	1.2
Other (less than 1.0% each)	7.1
Total	100.0%
Credit Quality (% of bond holdings)[1]

Footnotes:
[1]	For purposes of the Fund's rating restrictions, ratings are based on Moody's Investors Service, Inc. (“Moody's”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer's creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P's measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody's) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency's analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition and does not necessarily reflect its assessment of the volatility of a security's market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Calvert
Green Bond Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA Green Bond Index - Hedged USD tracks the performance of securities issued for qualified “green” purposes. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’s inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
Green Bond Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 910.60	$3.50 **	0.73%
Class I	$1,000.00	$ 911.80	$2.30 **	0.48%
Class R6	$1,000.00	$ 912.70	$2.06 **	0.43%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.41	$3.70 **	0.73%
Class I	$1,000.00	$1,022.66	$2.43 **	0.48%
Class R6	$1,000.00	$1,022.91	$2.18 **	0.43%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
Green Bond Fund
September 30, 2022
Schedule of Investments

Asset-Backed Securities — 12.8%

Security	Principal Amount (000's omitted)	Value
GoodLeap Sustainable Home Solutions Trust:
Series 2021-4GS, Class A, 1.93%, 7/20/48(1)	$1,720	$ 1,385,242
Series 2021-5CS, Class A, 2.31%, 10/20/48(1)	1,483	1,236,161
Series 2022-2CS, Class A, 4.00%, 4/20/49(1)	3,381	3,093,002
Loanpal Solar Loan, Ltd., Series 2020-1GS, Class C, 2.00%, 6/20/47(1)	4,463	3,449,562
Luminace Issuer, LLC, Series 2022-1, Class A, 4.88%, 7/31/62(1)	2,964	2,755,837
Mill City Solar Loan, Ltd., Series 2020-1A, Class C, 2.00%, 6/20/47(1)	526	428,782
Mosaic Solar Loan Trust:
Series 2018-1A, Class A, 4.01%, 6/22/43(1)	557	518,805
Series 2018-1A, Class B, 2.00%, 6/22/43(1)	1,803	1,582,971
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	817	768,319
Series 2019-2A, Class A, 2.88%, 9/20/40(1)	2,764	2,402,239
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	2,687	2,412,936
Series 2019-2A, Class C, 4.35%, 9/20/40(1)	81	80,668
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	1,217	1,051,199
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	1,399	1,232,021
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	1,708	1,454,868
Series 2021-1A, Class A, 1.51%, 12/20/46(1)	2,028	1,585,446
Series 2021-1A, Class B, 2.05%, 12/20/46(1)	973	768,005
Series 2021-1A, Class C, 2.25%, 12/20/46(1)	813	722,557
Series 2021-2A, Class A, 1.64%, 4/22/47(1)	2,219	1,823,716
Series 2022-2A, Class B, 5.13%, 1/21/53(1)	2,176	2,059,405
Mosaic Solar Loans, LLC:
Series 2017-1A, Class A, 4.45%, 6/20/42(1)	399	381,536
Series 2017-2A, Class A, 3.82%, 6/22/43(1)	46	42,353
Series 2017-2A, Class C, 2.00%, 6/22/43(1)	425	410,153
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	114	110,093
Sunnova Helios II Issuer, LLC:
Series 2019-AA, Class C, 5.32%, 6/20/46(1)	1,163	997,665
Series 2021-B, Class B, 2.01%, 7/20/48(1)	3,400	2,728,994
Sunnova Helios IV Issuer, LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	6,427	5,596,970
Sunnova Helios V Issuer, LLC:
Series 2021-A, Class A, 1.80%, 2/20/48(1)	2,627	2,118,067
Series 2021-A, Class B, 3.15%, 2/20/48(1)	4,774	3,780,502
Sunnova Sol II Issuer, LLC:
Series 2020-2A, Class A, 2.73%, 11/1/55(1)	1,915	1,512,892
Series 2020-2A, Class B, 5.47%, 11/1/55(1)	7,101	5,637,178
Sunnova Sol Issuer, LLC:
Series 2020-1A, Class A, 3.35%, 2/1/55(1)	2,783	2,338,294
Series 2020-1A, Class B, 5.54%, 2/1/55(1)	1,692	1,458,945
Security	Principal Amount (000's omitted)	Value
Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)	$2,338	$ 2,075,031
Sunrun Callisto Issuer, LLC, Series 2015-1A, Class B, 5.38%, 7/20/45(1)	708	658,618
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	8,006	6,187,634
Sunrun Jupiter Issuer, LLC, Series 2022-1A, Class A, 4.75%, 7/30/57(1)	4,343	3,951,141
Sunrun Vulcan Issuer, LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(1)	5,149	4,276,328
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	2,068	1,883,796
Tesla Auto Lease Trust:
Series 2019-A, Class B, 2.41%, 12/20/22(1)	630	629,266
Series 2019-A, Class E, 5.48%, 5/22/23(1)	1,545	1,547,631
Series 2020-A, Class A3, 0.68%, 12/20/23(1)	2,329	2,309,030
Series 2020-A, Class C, 1.68%, 2/20/24(1)	2,000	1,968,333
Series 2020-A, Class D, 2.33%, 2/20/24(1)	2,295	2,251,359
Series 2020-A, Class E, 4.64%, 8/20/24(1)	3,123	3,086,689
Series 2021-A, Class B, 1.02%, 3/20/25(1)	1,700	1,617,979
Series 2021-A, Class D, 1.34%, 3/20/25(1)	3,500	3,243,498
Vivint Solar Financing V, LLC, Series 2018-1A, Class A, 4.73%, 4/30/48(1)	1,395	1,236,880
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	4,948	4,026,038
Total Asset-Backed Securities (identified cost $114,328,385)		$ 98,874,634

Commercial Mortgage-Backed Securities — 6.5%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	$4,050	$ 3,548,435
Series KG03, Class A2, 1.297%, 6/25/30(2)	1,360	1,077,027
Series KG04, Class A1, 0.845%, 6/25/30	3,742	3,143,535
Federal National Mortgage Association:
Series 2017-M13, Class A2, 3.028%, 9/25/27(2)	4,962	4,642,462
Series 2018-M4, Class A2, 3.158%, 3/25/28(2)	5,623	5,220,516
Series 2018-M13, Class A2, 3.867%, 9/25/30(2)	3,173	3,023,874
Series 2019-M1, Class A2, 3.666%, 9/25/28(2)	3,644	3,462,121
Series 2019-M22, Class A2, 2.522%, 8/25/29	6,924	6,148,540
Series 2020-M1, Class A2, 2.444%, 10/25/29	7,842	6,872,942
Series 2020-M20, Class A2, 1.435%, 10/25/29	4,250	3,502,645

7
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/41(1)	$12,179	$ 9,788,919
Total Commercial Mortgage-Backed Securities (identified cost $58,006,596)		$ 50,431,016

Corporate Bonds — 60.6%

Security	Principal Amount (000's omitted)*		Value
Communications — 1.6%
Verizon Communications, Inc.:
1.50%, 9/18/30		10,734	$ 8,085,318
2.85%, 9/3/41		3,000	2,008,675
3.875%, 3/1/52		3,000	2,240,010
			$ 12,334,003
Consumer, Cyclical — 2.8%
Aptiv PLC, 3.10%, 12/1/51		3,255	$ 1,829,224
Ford Motor Co., 3.25%, 2/12/32		7,121	5,141,754
General Motors Co., 5.60%, 10/15/32		13,327	11,913,338
Walmart, Inc., 1.80%, 9/22/31		2,982	2,374,262
			$ 21,258,578
Consumer, Non-cyclical — 1.4%
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32		3,470	$ 2,562,248
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29		2,345	2,007,397
Kaiser Foundation Hospitals, 3.15%, 5/1/27		1,208	1,120,865
PepsiCo, Inc.:
2.875%, 10/15/49(3)		3,815	2,685,797
3.90%, 7/18/32		2,175	2,013,641
			$ 10,389,948
Energy — 2.1%
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)		18,294	$ 15,567,188
5.00%, 1/31/28(1)		867	765,028
			$ 16,332,216
Financial — 23.8%
Alexandria Real Estate Equities, Inc., 2.00%, 5/18/32		6,900	$ 5,082,180
Bank Hapoalim BM, 3.255% to 1/21/27, 1/21/32(1)(4)(5)		7,600	6,352,604
Bank of America Corp., 2.456% to 10/22/24, 10/22/25(4)		27,225	25,502,087
Bank of Nova Scotia (The), 2.375%, 1/18/23		1,408	1,399,302
BNP Paribas S.A.:
0.375% to 10/14/26, 10/14/27(3)(4)(5)	EUR	7,500	6,287,181
1.675% to 6/30/26, 6/30/27(1)(4)		3,000	2,541,149
Security	Principal Amount (000's omitted)*		Value
Financial (continued)
Boston Properties, L.P.:
2.45%, 10/1/33		11,083	$ 7,820,923
3.40%, 6/21/29		4,950	4,200,807
Canadian Imperial Bank of Commerce, 0.95%, 10/23/25		4,770	4,208,186
Citigroup, Inc., 1.678% to 5/15/23, 5/15/24(4)		8,575	8,393,464
Cooperatieve Rabobank UA, 1.106% to 2/24/26, 2/24/27(1)(3)(4)		7,021	6,017,935
Digital Dutch Finco BV, 1.50%, 3/15/30(5)	EUR	6,300	4,738,830
Digital Euro Finco, LLC, 2.50%, 1/16/26(5)	EUR	8,700	7,908,944
Equinix, Inc.:
2.50%, 5/15/31		8,700	6,712,582
3.90%, 4/15/32		3,700	3,149,107
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)		12,396	9,963,099
3.75%, 9/15/30(1)		6,592	4,807,381
6.00%, 4/15/25(1)		76	71,660
ING Groep NV:
1.40% to 7/1/25, 7/1/26(1)(4)		6,632	5,861,965
4.625%, 1/6/26(1)		3,025	2,912,250
JPMorgan Chase & Co., 0.653% to 9/16/23, 9/16/24(4)		6,862	6,547,053
Kimco Realty Corp., 2.70%, 10/1/30		3,000	2,421,032
Metropolitan Life Global Funding I, 0.95%, 7/2/25(1)(3)		5,720	5,132,189
Mitsubishi UFJ Financial Group, Inc., 2.527%, 9/13/23(6)		1,100	1,073,319
National Australia Bank, Ltd., 3.625%, 6/20/23		3,243	3,234,536
PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24		8,027	7,633,229
Prologis Euro Finance, LLC, 0.375%, 2/6/28	EUR	6,700	5,437,254
Prologis, L.P., 1.25%, 10/15/30		3,727	2,781,943
Prudential Financial, Inc., 1.50%, 3/10/26		3,431	3,072,139
Regency Centers, L.P., 3.75%, 6/15/24(3)		2,500	2,425,411
Royal Bank of Canada, 0.25%, 5/2/24(3)(5)	EUR	8,600	8,060,985
Sumitomo Mitsui Financial Group, Inc., 0.508%, 1/12/24		3,000	2,828,090
Vornado Realty L.P., 2.15%, 6/1/26		4,900	4,106,160
Welltower, Inc., 2.70%, 2/15/27		5,380	4,811,834
			$183,496,810
Government - Multinational — 6.0%
Asian Development Bank:
2.125%, 3/19/25		750	$ 710,203
2.375%, 8/10/27		750	690,634
3.125%, 9/26/28		800	752,237
European Bank for Reconstruction & Development:
1.50%, 2/13/25		3,045	2,851,075
1.625%, 9/27/24		2,635	2,499,797
European Investment Bank:
1.00%, 11/14/42(5)	EUR	3,400	2,350,483

8
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Government - Multinational (continued)
European Investment Bank: (continued)
1.625%, 5/13/31		3,960	$ 3,313,726
2.375%, 5/24/27		8,671	8,025,016
2.50%, 10/15/24(3)		6,200	5,984,803
2.875%, 6/13/25(1)		8,202	7,904,823
3.30%, 2/3/28	AUD	1,300	782,486
International Bank for Reconstruction & Development:
0.625%, 11/22/27	EUR	3,550	3,112,285
2.125%, 3/3/25		2,000	1,903,834
3.125%, 11/20/25		4,150	4,003,028
International Finance Corp., 2.125%, 4/7/26		1,547	1,436,147
			$ 46,320,577
Government - Regional — 0.6%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)		4,785	$ 4,469,269
			$ 4,469,269
Industrial — 3.2%
Jabil, Inc., 4.25%, 5/15/27		5,000	$ 4,666,083
Johnson Controls International plc/Tyco Fire & Security Finance SCA, 1.75%, 9/15/30		6,950	5,381,418
Owens Corning, 3.95%, 8/15/29		11,882	10,649,081
Xylem, Inc.:
1.95%, 1/30/28		3,400	2,875,008
2.25%, 1/30/31		1,821	1,458,498
			$ 25,030,088
Technology — 4.3%
Apple, Inc., 0.50%, 11/15/31	EUR	22,438	$ 17,371,486
Micron Technology, Inc., 2.703%, 4/15/32		5,340	3,893,176
NXP BV/NXP Funding, LLC/NXP USA, Inc.:
2.50%, 5/11/31		5,000	3,765,081
3.40%, 5/1/30		2,861	2,388,469
SK Hynix, Inc., 2.375%, 1/19/31(1)		8,000	5,926,920
			$ 33,345,132
Utilities — 14.8%
AES Corp. (The), 2.45%, 1/15/31		18,302	$ 14,028,665
Avangrid, Inc.:
3.15%, 12/1/24		3,029	2,898,664
3.80%, 6/1/29		8,600	7,652,510
Brookfield Renewable Partners ULC, 3.33%, 8/13/50	CAD	4,000	2,050,603
Clearway Energy Operating, LLC:
3.75%, 1/15/32(1)		5,463	4,244,642
4.75%, 3/15/28(1)		4,300	3,835,238
Security	Principal Amount (000's omitted)*		Value
Utilities (continued)
Consolidated Edison Co. of New York, Inc., 3.60%, 6/15/61		3,000	$ 2,068,233
Enel Finance International N.V.:
1.125%, 9/16/26(5)	EUR	6,100	5,394,667
1.375%, 7/12/26(1)		3,197	2,704,675
4.625%, 6/15/27(1)		6,500	6,060,214
5.00%, 6/15/32(1)		2,692	2,299,524
Liberty Utilities Finance GP 1, 2.05%, 9/15/30(1)		12,994	9,850,243
MidAmerican Energy Co.:
3.15%, 4/15/50		1,600	1,092,240
3.65%, 8/1/48		4,490	3,408,664
4.25%, 7/15/49		3,190	2,665,967
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28		9,715	8,053,215
NextEra Energy Operating Partners, L.P.:
4.25%, 9/15/24(1)		257	246,653
4.50%, 9/15/27(1)		8,404	7,666,423
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)		4,182	3,233,041
Northern States Power Co., 2.60%, 6/1/51		6,100	3,810,100
NSTAR Electric Co., 3.25%, 5/15/29		4,000	3,597,974
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		9,916	8,617,996
Public Service Co. of Colorado:
3.20%, 3/1/50		5,000	3,513,763
4.10%, 6/15/48		1,000	817,576
Terraform Global Operating, LLC, 6.125%, 3/1/26(1)		1,595	1,501,549
Tucson Electric Power Co., 1.50%, 8/1/30		3,300	2,492,769
			$113,805,808
Total Corporate Bonds (identified cost $571,394,447)			$466,782,429

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(7)(8)	$1,700	$ 1,578,892
Total High Social Impact Investments (identified cost $1,700,000)		$ 1,578,892

Preferred Stocks — 1.4%

Security	Shares	Value
Electric Utilities — 0.8%
Brookfield BRP Holdings Canada, Inc., 4.625%	353,000	$ 5,983,350
		$ 5,983,350

9
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Real Estate Management & Development — 0.6%
Brookfield Property Partners, L.P.:
Series A, 5.75%	92,000	$ 1,564,000
Series A2, 6.375%	169,100	3,124,968
		$ 4,688,968
Total Preferred Stocks (identified cost $15,400,394)		$ 10,672,318

Senior Floating-Rate Loans — 0.7%(9)

Borrower/Description	Principal Amount (000's omitted)	Value
Machinery — 0.7%
EWT Holdings III Corp., Term Loan, 5.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28	$5,742	$ 5,620,446
Total Senior Floating-Rate Loans (identified cost $5,730,837)		$ 5,620,446

Sovereign Government Bonds — 10.0%

Security	Principal Amount (000's omitted)*		Value
Canada — 1.1%
Province of Ontario Canada:
1.95%, 1/27/23	CAD	3,200	$ 2,303,694
2.65%, 2/5/25	CAD	5,000	3,515,583
South Coast British Columbia Transportation Authority, 2.65%, 10/29/50	CAD	5,490	2,850,460
			$ 8,669,737
Chile — 0.1%
Chile Government International Bond, 2.55%, 1/27/32(3)		1,500	$ 1,180,319
			$ 1,180,319
Finland — 0.4%
Kuntarahoitus Oyj, 0.05%, 9/6/29(5)	EUR	3,750	$ 3,015,525
			$ 3,015,525
France — 2.9%
French Republic Government Bond OAT, 0.50%, 6/25/44(1)(5)	EUR	36,790	$ 22,015,892
			$ 22,015,892
Germany — 2.1%
Kreditanstalt fuer Wiederaufbau:
0.75%, 9/30/30		3,034	$ 2,363,441
1.00%, 10/1/26		5,023	4,417,408
Security	Principal Amount (000's omitted)*		Value
Germany (continued)
Kreditanstalt fuer Wiederaufbau: (continued)
1.375%, 6/7/32(5)	EUR	8,700	$ 7,501,644
1.75%, 9/14/29		2,200	1,895,306
			$ 16,177,799
Italy — 1.0%
Buoni del Tesoro Poliennali, 1.50%, 4/30/45(1)(5)	EUR	13,400	$ 7,759,522
			$ 7,759,522
Netherlands — 1.4%
Nederlandse Waterschapsbank NV:
1.00%, 5/28/30(1)		2,400	$ 1,908,933
2.375%, 3/24/26(1)		4,866	4,554,860
Netherlands Government Bond, 0.50%, 1/15/40(1)(5)	EUR	6,400	4,452,678
			$ 10,916,471
Norway — 0.4%
Kommunalbanken AS, 2.125%, 2/11/25(1)		3,000	$ 2,853,315
			$ 2,853,315
Sweden — 0.6%
Sweden Government International Bond, 0.125%, 9/9/30(1)	SEK	61,500	$ 4,706,827
			$ 4,706,827
Total Sovereign Government Bonds (identified cost $105,517,862)			$ 77,295,407

Taxable Municipal Obligations — 2.6%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.8%
Massachusetts, Green Bonds, 3.277%, 6/1/46	$8,240	$ 6,309,697
		$ 6,309,697
Water and Sewer — 1.8%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$1,665	$ 1,465,367
Massachusetts Water Pollution Abatement Trust, 5.192%, 8/1/40(10)	135	136,250
Narragansett Bay Commission, RI, Wastewater System Revenue:
Green Bonds, 2.094%, 9/1/30	620	506,360
Green Bonds, 2.184%, 9/1/31	500	401,240
Green Bonds, 2.264%, 9/1/32	445	350,874

10
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Water and Sewer (continued)
Narragansett Bay Commission, RI, Wastewater System Revenue: (continued)
Green Bonds, 2.344%, 9/1/33	$1,445	$ 1,123,603
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.882%, 6/15/44(10)	605	663,570
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	10,705	8,752,729
		$ 13,399,993
Total Taxable Municipal Obligations (identified cost $24,883,932)		$ 19,709,690

U.S. Government Agencies and Instrumentalities — 1.2%

Security	Principal Amount (000's omitted)	Value
U.S. International Development Finance Corp.:
1.79%, 10/15/29	$3,720	$ 3,358,162
2.36%, 10/15/29	2,410	2,222,254
3.16%, 6/1/33	159	147,609
3.22%, 9/15/29	585	556,077
3.52%, 9/20/32	2,714	2,582,453
Total U.S. Government Agencies and Instrumentalities (identified cost $9,588,476)		$ 8,866,555

U.S. Government Agency Mortgage-Backed Securities — 0.2%

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association, Pool #AN1909, 2.68%, 7/1/26	$1,958	$ 1,831,729
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $1,979,796)		$ 1,831,729

Short-Term Investments — 2.5%
Affiliated Fund — 2.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(11)	15,154,018	$ 15,154,018
Total Affiliated Fund (identified cost $15,154,018)		$ 15,154,018
Securities Lending Collateral — 0.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(12)	3,652,992	$ 3,652,992
Total Securities Lending Collateral (identified cost $3,652,992)		$ 3,652,992
Total Short-Term Investments (identified cost $18,807,010)		$ 18,807,010
Total Investments — 98.7% (identified cost $927,337,735)		$760,470,126
Other Assets, Less Liabilities — 1.3%		$ 10,354,312
Net Assets — 100.0%		$770,824,438

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $285,469,238 or 37.0% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2022.
(3)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $3,553,196.
(4)	Security converts to variable rate after the indicated fixed-rate coupon period.
(5)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of these securities is $85,838,955 or 11.1% of the Fund's net assets.
(6)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(7)	May be deemed to be an affiliated company (see Note 8).

11
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Schedule of Investments — continued

(8)	Restricted security. Total market value of restricted securities amounts to $1,578,892, which represents 0.2% of the net assets of the Fund as of September 30, 2022.
(9)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(10)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(11)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(12)	Represents investment of cash collateral received in connection with securities lending.

Country Allocation (% of Total Investments)
United States	70.6%
France	4.1
Netherlands	4.0
Canada	4.0
Luxembourg	3.7
Italy	3.2
Other (less than 3.0% each)	10.4
Total	100.0%

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	4,064,404	USD	4,088,014	State Street Bank and Trust Company	11/30/22	$ —	$ (88,955)
EUR	9,223,951	USD	9,277,810	State Street Bank and Trust Company	11/30/22	—	(202,155)
USD	863,099	AUD	1,247,865	State Street Bank and Trust Company	11/30/22	64,272	—
USD	11,844,741	CAD	15,364,000	State Street Bank and Trust Company	11/30/22	722,103	—
USD	127,191,113	EUR	126,819,114	State Street Bank and Trust Company	11/30/22	2,410,903	—
USD	5,129,776	SEK	54,036,847	State Street Bank and Trust Company	11/30/22	246,525	—
						$3,443,803	$(291,110)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	303	Long	12/30/22	$ 62,233,360	$ (1,063,048)
U.S. 5-Year Treasury Note	91	Long	12/30/22	9,783,211	(337,039)
U.S. 10-Year Treasury Note	178	Long	12/20/22	19,947,125	(1,025,024)
U.S. Long Treasury Bond	(78)	Short	12/20/22	(9,859,688)	737,614
U.S. Ultra 10-Year Treasury Note	(602)	Short	12/20/22	(71,327,594)	4,526,456
U.S. Ultra-Long Treasury Bond	(66)	Short	12/20/22	(9,042,000)	845,701
					$ 3,684,660
12
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Schedule of Investments — continued

Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$1,700,000

Abbreviations:
LIBOR	– London Interbank Offered Rate

Currency Abbreviations:
AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
SEK	– Swedish Krona
USD	– United States Dollar
13
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $909,388,047) - including $3,553,196 of securities on loan	$ 742,663,897
Investments in securities of affiliated issuers, at value (identified cost $17,949,688)	17,806,229
Receivable for variation margin on open futures contracts	320,779
Receivable for open forward foreign currency exchange contracts	3,443,803
Cash	8,639
Deposits at broker for futures contracts	2,565,313
Deposits for derivatives collateral - forward foreign currency exchange contracts	3,470,000
Receivable for investments sold	1,950,000
Receivable for capital shares sold	2,598,866
Interest receivable	5,020,215
Dividends and interest receivable - affiliated	90,396
Securities lending income receivable	1,062
Receivable from affiliate	28,163
Directors' deferred compensation plan	89,047
Total assets	$ 780,056,409
Liabilities
Cash collateral due to broker	$ 3,470,000
Payable for open forward foreign currency exchange contracts	291,110
Due to custodian - foreign currency, at value (cost $1,849)	1,813
Payable for capital shares redeemed	1,206,039
Distributions payable	21,827
Deposits for securities loaned	3,652,992
Payable to affiliates:
Investment advisory fee	164,809
Administrative fee	81,473
Distribution and service fees	14,946
Sub-transfer agency fee	2,646
Directors' deferred compensation plan	89,047
Accrued expenses	235,269
Total liabilities	$ 9,231,971
Net Assets	$ 770,824,438
Sources of Net Assets
Paid-in capital	$ 914,198,373
Accumulated loss	(143,373,935)
Net Assets	$ 770,824,438
Class A Shares
Net Assets	$ 71,019,120
Shares Outstanding	5,255,442
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.51
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 13.96
14
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class I Shares
Net Assets	$ 661,645,721
Shares Outstanding	48,898,527
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.53
Class R6 Shares
Net Assets	$ 38,159,597
Shares Outstanding	2,818,207
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.54
On sales of $50,000 or more, the offering price of Class A shares is reduced.
15
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $8,877)	$ 801,032
Dividend income - affiliated issuers	225,804
Interest and other income	18,871,635
Interest income - affiliated issuers	57,693
Securities lending income, net	18,305
Total investment income	$ 19,974,469
Expenses
Investment advisory fee	$ 2,250,193
Administrative fee	1,080,093
Distribution and service fees:
Class A	204,202
Directors' fees and expenses	40,486
Custodian fees	29,779
Transfer agency fees and expenses	779,800
Accounting fees	204,065
Professional fees	48,154
Registration fees	111,949
Reports to shareholders	49,449
Miscellaneous	65,795
Total expenses	$ 4,863,965
Waiver and/or reimbursement of expenses by affiliate	$ (346,198)
Net expenses	$ 4,517,767
Net investment income	$ 15,456,702
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (18,809,367)
Investment securities - affiliated issuers	3,690
Futures contracts	11,707,024
Foreign currency transactions	(53,063)
Forward foreign currency exchange contracts	30,590,002
Net realized gain	$ 23,438,286
Change in unrealized appreciation (depreciation):
Investment securities	$ (178,811,248)
Investment securities - affiliated issuers	(170,686)
Futures contracts	1,822,822
Foreign currency	(25,906)
Forward foreign currency exchange contracts	(521,373)
Net change in unrealized appreciation (depreciation)	$(177,706,391)
Net realized and unrealized loss	$(154,268,105)
Net decrease in net assets from operations	$(138,811,403)
16
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 15,456,702	$ 12,471,816
Net realized gain	23,438,286	6,324,066
Net change in unrealized appreciation (depreciation)	(177,706,391)	(17,472,142)
Net increase (decrease) in net assets from operations	$(138,811,403)	$ 1,323,740
Distributions to shareholders:
Class A	$ (1,625,234)	$ (1,216,394)
Class I	(17,878,597)	(12,377,377)
Class R6	(513,870)	(106,700)
Total distributions to shareholders	$ (20,017,701)	$ (13,700,471)
Capital share transactions:
Class A	$ (3,742,766)	$ 12,296,351
Class I	(61,687,103)	342,690,445
Class R6	32,972,662	6,153,046
Net increase (decrease) in net assets from capital share transactions	$ (32,457,207)	$361,139,842
Net increase (decrease) in net assets	$(191,286,311)	$348,763,111
Net Assets
At beginning of year	$ 962,110,749	$ 613,347,638
At end of year	$ 770,824,438	$962,110,749
17
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 16.15	$ 16.36	$ 15.87	$ 14.82	$ 15.32
Income (Loss) From Operations
Net investment income(1)	$ 0.22	$ 0.21	$ 0.28	$ 0.34	$ 0.27
Net realized and unrealized gain (loss)	(2.57)	(0.18)	0.55	1.05	(0.39)
Total income (loss) from operations	$ (2.35)	$ 0.03	$ 0.83	$ 1.39	$ (0.12)
Less Distributions
From net investment income	$ (0.24)	$ (0.24)	$ (0.32)	$ (0.34)	$ (0.27)
From net realized gain	(0.05)	—	(0.02)	—	(0.11)
Total distributions	$ (0.29)	$ (0.24)	$ (0.34)	$ (0.34)	$ (0.38)
Net asset value — End of year	$ 13.51	$ 16.15	$ 16.36	$ 15.87	$ 14.82
Total Return(2)	(14.67)%	0.17%	5.27%	9.53%	(0.80)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$71,019	$89,164	$77,991	$58,422	$42,611
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.77%	0.76%	0.79%	0.86%	0.99%
Net expenses	0.73% (4)	0.73%	0.73%	0.77%	0.85%
Net investment income	1.49%	1.28%	1.77%	2.21%	1.83%
Portfolio Turnover	19%	23%	26%	21%	16%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
18
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 16.17	$ 16.38	$ 15.89	$ 14.83	$ 15.32
Income (Loss) From Operations
Net investment income(1)	$ 0.26	$ 0.25	$ 0.32	$ 0.38	$ 0.33
Net realized and unrealized gain (loss)	(2.57)	(0.18)	0.55	1.06	(0.40)
Total income (loss) from operations	$ (2.31)	$ 0.07	$ 0.87	$ 1.44	$ (0.07)
Less Distributions
From net investment income	$ (0.28)	$ (0.28)	$ (0.36)	$ (0.38)	$ (0.31)
From net realized gain	(0.05)	—	(0.02)	—	(0.11)
Total distributions	$ (0.33)	$ (0.28)	$ (0.38)	$ (0.38)	$ (0.42)
Net asset value — End of year	$ 13.53	$ 16.17	$ 16.38	$ 15.89	$ 14.83
Total Return(2)	(14.44)%	0.42%	5.53%	9.84%	(0.48)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$661,646	$863,670	$532,149	$285,796	$113,097
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.52%	0.51%	0.54%	0.61%	0.74%
Net expenses	0.48% (4)	0.48%	0.48%	0.48%	0.50%
Net investment income	1.73%	1.52%	2.00%	2.47%	2.24%
Portfolio Turnover	19%	23%	26%	21%	16%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
19
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Financial Highlights — continued

	Class R6
	Year Ended September 30,			Period Ended September 30,
	2022	2021	2020	2019 (1)
Net asset value — Beginning of period	$ 16.18	$ 16.39	$ 15.90	$ 15.01
Income (Loss) From Operations
Net investment income(2)	$ 0.29	$ 0.26	$ 0.32	$ 0.26
Net realized and unrealized gain (loss)	(2.59)	(0.18)	0.55	0.89
Total income (loss) from operations	$ (2.30)	$ 0.08	$ 0.87	$ 1.15
Less Distributions
From net investment income	$ (0.29)	$ (0.29)	$ (0.36)	$ (0.26)
From net realized gain	(0.05)	—	(0.02)	—
Total distributions	$ (0.34)	$ (0.29)	$ (0.38)	$ (0.26)
Net asset value — End of period	$ 13.54	$16.18	$16.39	$15.90
Total Return(3)	(14.39)%	0.47%	5.58%	7.68% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,160	$ 9,277	$ 3,208	$ 581
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.47%	0.46%	0.49%	0.54% (6)
Net expenses	0.43% (7)	0.43%	0.43%	0.43% (6)
Net investment income	1.96%	1.56%	1.99%	2.49% (6)
Portfolio Turnover	19%	23%	26%	21% (8)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(8)	For the year ended September 30, 2019.
20
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Green Bond Fund (the Fund) is a diversified series of Calvert Impact Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, primarily through investment in bonds. The Fund invests primarily in “green” investments which include those issued by companies that develop or provide products or services that seek to provide environmental solutions and/or that support environmental projects, among others.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% (0.80% prior to April 29, 2022) may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior-floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
21

Calvert
Green Bond Fund
September 30, 2022
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 98,874,634	$ —	$ 98,874,634
Commercial Mortgage-Backed Securities	—	50,431,016	—	50,431,016
Corporate Bonds	—	466,782,429	—	466,782,429
High Social Impact Investments	—	1,578,892	—	1,578,892
Preferred Stocks	10,672,318	—	—	10,672,318
Senior Floating-Rate Loans	—	5,620,446	—	5,620,446
Sovereign Government Bonds	—	77,295,407	—	77,295,407
Taxable Municipal Obligations	—	19,709,690	—	19,709,690
U.S. Government Agencies and Instrumentalities	—	8,866,555	—	8,866,555
U.S. Government Agency Mortgage-Backed Securities	—	1,831,729	—	1,831,729
Short-Term Investments:
Affiliated Fund	15,154,018	—	—	15,154,018
Securities Lending Collateral	3,652,992	—	—	3,652,992
Total Investments	$29,479,328	$730,990,798	$ —	$760,470,126
Forward Foreign Currency Exchange Contracts	$ —	$ 3,443,803	$ —	$ 3,443,803
Futures Contracts	6,109,771	—	—	6,109,771
Total	$35,589,099	$734,434,601	$ —	$770,023,700
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (291,110)	$ —	$ (291,110)
Futures Contracts	(2,425,111)	—	—	(2,425,111)
Total	$ (2,425,111)	$ (291,110)	$ —	$ (2,716,221)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged
22

Calvert
Green Bond Fund
September 30, 2022
Notes to Financial Statements — continued

directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
G  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
H  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
I  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
J  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
K  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
23

Calvert
Green Bond Fund
September 30, 2022
Notes to Financial Statements — continued

L   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
M  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.25% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2022, the investment advisory fee amounted to $2,250,193.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $20,955 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.73%, 0.48% and 0.43% for Class A, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, CRM waived or reimbursed expenses of $325,243.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $1,080,093.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $204,202 for Class A shares.
The Fund was informed that EVD received $16,972 as its portion of the sales charge on sales of Class A shares and $347 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2022.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $9,453 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
24

Calvert
Green Bond Fund
September 30, 2022
Notes to Financial Statements — continued

3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $170,744,697 and $148,512,226, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $8,116,821 and $8,780,889, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$16,734,788	$13,700,471
Long-term capital gains	$ 3,282,913	$ —
During the year ended September 30, 2022, accumulated loss was increased by $404,057 and paid-in capital was increased by $404,057 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 389,648
Net unrealized depreciation	(143,741,756)
Distributions payable	(21,827)
Accumulated loss	$(143,373,935)
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 904,162,857
Gross unrealized appreciation	$ 6,840,057
Gross unrealized depreciation	(150,532,788)
Net unrealized depreciation	$(143,692,731)
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2022 is included in the Schedule of Investments. At September 30, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Foreign Exchange Risk: During the year ended September 30, 2022, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
25

Calvert
Green Bond Fund
September 30, 2022
Notes to Financial Statements — continued

Interest Rate Risk: During the year ended September 30, 2022, the Fund used futures contracts and options thereon to hedge interest rate risk and to manage duration.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $291,110. At September 30, 2022, there were no assets pledged by the Fund for such liability.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
Risk	Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$ 3,443,803	$ (291,110)
Interest rate	Futures contracts	Accumulated loss	6,109,771 (1)	(2,425,111) (1)
Total			$9,553,574	$(2,716,221)
Derivatives not subject to master netting agreement			$6,109,771	$(2,425,111)
Total Derivatives subject to master netting agreement			$3,443,803	$ (291,110)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$3,443,803	$(291,110)	$ —	$(3,152,693)	$ —

26

Calvert
Green Bond Fund
September 30, 2022
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(291,110)	$291,110	$ —	$ —	$ —

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2022 was as follows:
Statement of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ —	$ (170,642)	$ (170,642)
Forward foreign currency exchange contracts	30,590,002	—	30,590,002
Futures contracts	—	11,707,024	11,707,024
Total	$30,590,002	$11,536,382	$42,126,384
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$ (521,373)	$ —	$ (521,373)
Futures contracts	—	1,822,822	1,822,822
Total	$ (521,373)	$ 1,822,822	$ 1,301,449

(1)	Relates to purchased options.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$111,397,000	$120,993,000	$188,183,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average number of purchased options contracts outstanding during the year ended September 30, 2022, which is indicative of the volume of this derivative type, was 46 contracts.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
27

Calvert
Green Bond Fund
September 30, 2022
Notes to Financial Statements — continued

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan, including accrued interest, was $3,569,022 and the total value of collateral received was $3,652,992, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$ 2,469,642	$ —	$ —	$ —	$ 2,469,642
Sovereign Government Bonds	1,183,350	—	—	—	1,183,350
Total	$3,652,992	$ —	$ —	$ —	$3,652,992
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
8  Affiliated Issuers and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
28

Calvert
Green Bond Fund
September 30, 2022
Notes to Financial Statements — continued

In addition to the Notes, the Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2022, the value of the Fund's investment in the Notes and affiliated issuers and funds was $17,806,229, which represents 2.3% of the Fund's net assets. Transactions in the Notes and affiliated issuers and funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Corporate Bonds
Mitsubishi UFJ Financial Group, Inc., 2.527%, 9/13/23	$ 1,144,169	$ —	$ —	$ —	$ (75,246)	$ 1,073,319	$ 32,193	$ 1,100,000
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	1,670,811	—	—	—	(91,919)	1,578,892	25,500	1,700,000
Short-Term Investments
Cash Reserves Fund	35,218,651	189,412,024	(224,630,844)	3,690	(3,521)	—	18,181	—
Liquidity Fund	—	222,039,116	(206,885,098)	—	—	15,154,018	207,623	15,154,018
Total				$3,690	$(170,686)	$17,806,229	$283,497

(1)	Restricted security.
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	986,103	$ 15,026,712	1,872,632	$ 30,546,215
Reinvestment of distributions	104,014	1,565,708	70,723	1,153,006
Shares redeemed	(1,354,956)	(20,335,186)	(1,190,930)	(19,402,870)
Net increase (decrease)	(264,839)	$ (3,742,766)	752,425	$ 12,296,351
Class I
Shares sold	23,980,270	$ 360,371,565	34,965,708	$ 571,139,915
Reinvestment of distributions	1,178,084	17,756,011	744,904	12,148,463
Shares redeemed	(29,658,865)	(439,814,679)	(14,799,489)	(240,597,933)
Net increase (decrease)	(4,500,511)	$ (61,687,103)	20,911,123	$ 342,690,445
Class R6
Shares sold	2,818,485	$ 41,476,746	449,216	$ 7,321,761
Reinvestment of distributions	25,377	363,498	2,804	45,742
Shares redeemed	(598,929)	(8,867,582)	(74,497)	(1,214,457)
Net increase	2,244,933	$ 32,972,662	377,523	$ 6,153,046
29

Calvert
Green Bond Fund
September 30, 2022
Notes to Financial Statements — continued

10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
30

Calvert
Green Bond Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Green Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Green Bond Fund (the “Fund”) (one of the funds constituting Calvert Impact Fund, Inc.), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years or periods ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 22, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
31

Calvert
Green Bond Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Fund designates approximately $408,157, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
32

Calvert
Green Bond Fund
September 30, 2022
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
33

Calvert
Green Bond Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Green Bond Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-, three- and five-year periods ended December 31, 2021. It also indicated that the Fund had outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2021. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
34

Calvert
Green Bond Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
35

Calvert
Green Bond Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36

Calvert
Green Bond Fund
September 30, 2022
Management and Organization

Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2005	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2000	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
37

Calvert
Green Bond Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
38

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

39

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
40

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
41

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24201     9.30.22

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.

The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2021 and September 30, 2022 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/21	%*	9/30/22	%*
Audit Fees	$92,000	0%	$92,000	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$19,275	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$111,275	0%	$92,000	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c )(7)(i)(C ) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/21		Fiscal Year ended 9/30/22
$	%*	$	%*
$ 19,275	0%	$0	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 22, 2022

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 22, 2022